     As filed with the Securities and Exchange Commission on April 30, 2008


                              File Nos. 333-137670
                                         811-21955
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM N-1A

          REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

                         Pre-Effective Amendment No. ___


                         Post-Effective Amendment No. 2


                                     and/or

       REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [X]


                                 Amendment No. 4


 Stewart Capital Mutual Funds (Exact Name of Registrant as Specified in Charter)
                             800 Philadelphia Street
                              Indiana, Pennsylvania
                                      15701

       Registrant's Telephone Number, including Area Code: (724) 465-1412

                                 Malcolm Polley
                          Stewart Capital Advisors, LLC
                             800 Philadelphia Street
                                Indiana, PA 15701
                     (Name and address of agent for service)

                          Copies of Communications to:
                                  Steven Lentz
                               Faegre & Benson LLP
                             2200 Wells Fargo Center
                             90 South Seventh Street
                          Minneapolis, Minnesota 55402


It is proposed that this filing will become effective (check appropriate box)

      [ ] immediately upon filing pursuant to paragraph (b)


      [X] on April 30, 2008 pursuant to paragraph (b)



      [ ] 60 days after filing pursuant to paragraph (a)(1)


      [ ] on (date) pursuant to paragraph (a)(1)

      [ ] 75 days after filing pursuant to paragraph (a)(2)

      [ ] on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

      [ ] this post-effective amendment designates a new effective date for a previously filed post effective amendment.



================================================================================

Stewart Capital Mid Cap Fund, a series of the Stewart Capital Mutual Funds


Prospectus dated April 30, 2008


This Prospectus contains information you should know before investing, including information about risks. Please read it before you invest and keep it for future reference.

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities nor has it determined that this Prospectus is accurate or complete. It is a criminal offense to represent otherwise.

Investment Products Offered

Are Not FDIC Insured
You May Lose Money
Are Not Bank Guaranteed

TABLE OF CONTENTS

                                                                                Page
                                                                                ----
FUND SUMMARY...............................................................        5
FUND PERFORMANCE...........................................................        6
FUND FEES AND EXPENSES.....................................................        6
MANAGEMENT OF THE FUND.....................................................        8
INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES AND RELATED RISKS..............       10
DISCLOSURE OF PORTFOLIO HOLDINGS...........................................       12
PRICING OF FUND SHARES.....................................................       12
HOW TO BUY FUND SHARES.....................................................       14
HOW TO REDEEM FUND SHARES..................................................       24
CONFIRMATIONS, STATEMENTS AND REPORTS......................................       29
SHAREHOLDER INQUIRIES......................................................       29
DISTRIBUTION OF SHARES.....................................................       29
DIVIDENDS, DISTRIBUTIONS AND TAXES.........................................       30
FINANCIAL HIGHLIGHTS.......................................................       31
PRIVACY NOTICE.............................................................       31
FUND HISTORY AND CLASSIFICATION............................................       36
INVESTMENT STRATEGIES AND RISKS............................................       36
DISCLOSURE OF PORTFOLIO HOLDINGS...........................................       44
MANAGEMENT OF THE FUND.....................................................       47
OWNERSHIP OF FUND SHARES...................................................       52
INVESTMENT ADVISORY AND OTHER SERVICES.....................................       52
PORTFOLIO MANAGER INFORMATION..............................................       54
PORTFOLIO TRANSACTIONS:  BROKERAGE ALLOCATIONS AND OTHER PRACTICES.........       58
COMPENSATION TO FIRMS SELLING FUND SHARES..................................       61
PROCESSING OR SERVICE FEES.................................................       63
FURTHER INFORMATION ON PURCHASE OF SHARES..................................       63
TAX MATTERS................................................................       64
GENERAL INFORMATION........................................................       65
NET ASSET VALUE............................................................       67
REGISTRATION STATEMENT.....................................................       68
FINANCIAL STATEMENTS.......................................................       68

                                  FUND SUMMARY

INVESTMENT OBJECTIVE

      The Stewart Capital Mid Cap Fund (the "Fund") seeks long-term capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

      The Fund is a diversified, open-end management investment company that invests primarily in equity securities of U.S. companies. Unlike many equity funds, the Fund focuses on a relatively small number of intensively researched companies.

      Under normal market conditions, the Fund will invest at least 80% of its net assets in common stocks of mid-capitalization companies whose stock prices, the Fund's adviser, Stewart Capital Advisors, LLC (the "Adviser") believes, are lower than the actual value of the companies. In analyzing this issue, the Adviser focuses on whether the stock prices of these companies are priced at a discount to the present values of their future cash flows. The Fund's policy of investing at least 80% of its net assets in common stocks of mid-capitalization companies may be changed only upon 60 days' notice to shareholders.


      The Fund focuses on a limited number of stocks, and expects to invest in from 30 to 60 mid-capitalization companies. It is the Fund's policy not to concentrate its investments in any one industry or group of related industries. In addition to common stocks, the Fund may also pursue its investment objective by investing in American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs").


      More information on the Fund's investment strategies is contained in the section "Investment Objective, Investment Strategies and Related Risks" below.

PRINCIPAL RISKS

      The Fund is designed for investors seeking capital appreciation in their investment over the long-term. Those investors should be willing to assume the risks of share price fluctuations that are typical for a fund focusing on stock investments. The Fund is not a complete investment program. There is no assurance the Fund will achieve its investment objective and the loss of your money is a risk of investing in the Fund.

MARKET RISK. This is the risk that the value of the Fund's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over short- or long-term periods.

FOCUSED PORTFOLIO RISK. Because the Fund invests in a limited number of companies, it may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value.

STYLE RISK. The Fund invests primarily in undervalued mid-cap stocks and therefore is subject to the possibility that value stocks or mid-cap stocks may temporarily fall out of favor or perform poorly relative to other types of investments. With value investing, there is the risk that the market will not recognize that the securities selected are undervalued and they might not appreciate in value in the way the Adviser anticipates. While stocks of mid-cap companies may be slightly less volatile than those of small-cap companies, they still involve substantial risk. Mid-cap companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Stocks of mid-cap companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result, and there can be no assurance that the Fund's investment objective will be achieved.

NEW FUND RISK. There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board of Trustees may determine to liquidate the Fund. A liquidation can be initiated by the Board of Trustees without shareholder vote and, while shareholder interests will be the paramount consideration, the timing of any liquidation may not be favorable to certain individual shareholders.


DEPOSITARY RECEIPTS RISK/FOREIGN RISK. Although American Depositary Receipts ("ADRs") and European Depositary Receipts ("EDRs") do not eliminate the risks inherent in investing in the securities of foreign issuers, which include market, political, currency and regulatory risk, by investing in ADRs or EDRs rather than directly in stocks of foreign issuers, the Fund may avoid currency risks during the settlement period for purchases or sales. In general, there is a large, liquid market in the U.S. for many ADRs. The information available for ADRs is subject to accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded. These standards generally are more uniform and more exacting than those to which many foreign issuers may be subject.

ALLOCATION RISK. This is the risk that the allocation of the Fund's investments among economic sectors may have a more significant effect on the Fund's net asset value when one of these sectors is performing more poorly than the others.

INDUSTRY RISK. This is the risk of investments related to any one industry. Market or economic factors affecting that industry or group of related industries could have a major effect on the value of the Fund's investments.


      An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

                                FUND PERFORMANCE

      Please remember that the Fund is intended to be a long-term investment, and that performance results are historical. Past performance (particularly over a short-term period) is not predictive of future results.


The performance information that follows gives some indication of the risks of investing in the Fund. The bar chart shows the Fund's performance during the last calendar year, and the table compares the Fund's average annual returns to broad measures of market performance. The chart and table assume that all dividend and capital gain distributions have been reinvested. Fund's past performance is no guarantee of how it will perform in the future (before and after taxes).

ANNUAL TOTAL RETURN FOR THE YEAR ENDED DECEMBER 31

[bar chart]             2007
                        ----
                        1.46%

Best Quarter (2nd Quarter 2007): 6.07%
Worst Quarter (3rd Quarter 2007): -4.28%

AVERAGE ANNUAL TOTAL RETURNS
(For the period ended December 31, 2007)

                                                1 Year Return
                                              (Since Inception)

  Return Before Taxes                               1.46%

  Return After Taxes on Distributions(1)            1.11%

  Return After Taxes on Distributions
     and Sale of Fund Shares(1),(2)                 1.34%

S&P 400(R) Midcap Index(3)                          7.98%

Russell Mid Cap Value Index(3)                     -1.42%

(1) The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes, the effect of phaseouts of certain exemptions, deductions and credits at various income levels, or the impact of the federal alternative minimum tax. Actual after-tax returns shown are not relevant to investors who hold their Fund shares through tax deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2) Fund's returns after taxes on distributions and sale of Fund shares set forth in the table assume a complete redemption at the end of the periods shown in the table and that the shareholder has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption so that the shareholders may deduct the capital losses in full. In some cases, the return after taxes may exceed the return before taxes due to the assumed tax benefit from the deduction of capital losses.

(3) The returns for the S&P 400(R) Midcap Index and Russell Mid Cap Value Index do not reflect the deduction of fees, expenses, or taxes.


                             FUND FEES AND EXPENSES

      The following tables are provided to help you understand the fees and expenses you may pay if you buy and hold shares of the Fund. The Fund pays a variety of expenses directly for management of its assets, administration, distribution of its shares and other services. Those expenses are subtracted from the Fund's assets to calculate the Fund's net asset value per share. Therefore all shareholders pay those expenses indirectly. Shareholders pay other expenses directly, such as sales charges.

SHAREHOLDER FEES (1)
(fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases                           4.25%
Maximum deferred sales charge (load)                                       None
Redemption Fee                                                             None

ANNUAL FUND OPERATING EXPENSES
(expenses that are deducted from Fund assets)


Management Fees                                                            .70%
Distribution and/or service (12b-1) Fees                                   .25%
Other Expenses (2)                                                        6.87%
                                                                         -----
Total Annual Fund Operating Expenses                                      7.82%
Less: Expense reduction/reimbursement                                    (6.32)%
                                                                         -----
Net Expenses (3)                                                          1.50%
                                                                         -----


Example

This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund's operating expenses remain the same. Please note that the one-year figure below is based on the Fund's net expenses after giving effect to the expense limitation in the agreement described above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


One Year          Three Years       Five Years         Ten Years
--------          -----------       ----------         ---------
  $571              $2,078            $3,500             $6,721


----------------------

(1) You will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by UMB Fund Services, Inc., the Fund's transfer agent. If a shareholder requests that a redemption be made by wire transfer, currently a $15.00 fee is charged. A $15.00 fee is charged for redemption proceeds sent via overnight delivery.


(2) These expenses include custodian, transfer agency and administration fees and other customary mutual fund expenses.



(3) The Fund and the Adviser have entered into an Expense Limitation Agreement which requires the Adviser to reduce its fees and/or absorb expenses of the Fund to ensure that Total Annual Operating Expenses for the Fund do not exceed 1.50% of the Fund's average net assets, excluding front-end loads, interest, taxes, transaction costs (such as brokerage commissions), fees and expenses of any counsel or other persons or services retained by the Fund's independent trustees, or extraordinary or non-recurring Fund expenses until December 31, 2008. The Adviser may request a reimbursement of any foregone advisory fees or reimbursed Fund expenses within three years following a particular reduction or reimbursement, but only to the extent the Fund's annualized total operating expenses (excluding the items identified above) plus any requested reimbursement amount are less than the above limit at the time of the request. Any such reimbursement is subject to Board of Trustees' review and approval.

          INVESTMENT OBJECTIVE, INVESTMENT STRATEGIES AND RELATED RISKS

      This section of the Prospectus provides a description of the Fund's investment objective, principal strategies and risks. There can be no assurance that the Fund will achieve its investment objective and an investor may lose money by investing in this Fund. Except as noted, (i) the Fund's investment objective is "fundamental" and cannot be changed without a shareholder vote, and
(ii) the Fund's investment policies are not fundamental and thus can be changed without a shareholder vote. Where an investment policy or restriction has a percentage limitation, such limitation is applied at the time of investment. Generally, changes in the market value of securities in the Fund's portfolio after they are purchased by the Fund will not cause the Fund to be in violation of such limitation.

INVESTMENT OBJECTIVE

      The Fund's investment objective is long-term capital appreciation. The Fund's Board of Trustees may change this objective without shareholder approval, but only if the Fund provides shareholders with 60 days' notice of such change.

PRINCIPAL INVESTMENT STRATEGIES


      The Fund intends to achieve its investment objective by investing at least 80% of its net assets in common stocks of mid-capitalization companies. For these purposes, "mid-capitalization companies" are those that, at the time of purchase, have market capitalizations that fall within the market capitalization range of companies within the Russell Midcap Index. This index measures the performance of the 800 smallest companies in the Russell 1000 Index (which is made up of the 1,000 largest U.S. companies based on total market capitalization). As of March 31, 2008, market capitalizations of companies in the Russell Midcap Index ranged from approximately $155 million to $45.7 billion with an average market capitalization of $8.6 billion. The range of market capitalizations of companies in the Russell Midcap Index will change from time to time. To the extent that at the time of investment, a company's market capitalization falls within the range in effect at that time, the investment will be considered within the 80% limitation. If, after the initial investment, the company's market capitalization falls outside of the range as adjusted from time to time, subsequent purchases will not be considered within the 80% limitation, but still may be made to the extent Fund has capacity with respect to the remaining 20% of its net assets. The Fund's policy of investing at least 80% of its net assets in common stocks of mid-capitalization companies may be changed only upon 60 days' notice to shareholders.


      Under normal market conditions, the Fund will invest in 30 to 60 mid-capitalization companies whose stock prices, the Adviser believes, are lower than the actual value of the companies. In analyzing this issue, the Adviser focuses on whether the stock prices of these companies are priced at a discount to the present values of their future cash flows. It is the Fund's policy not to concentrate its investments in one industry of groups of related industries.

      The Fund prefers to invest in those companies that do not need to rely on large amounts of leverage to execute their business plans. In selecting investments, the Adviser uses a number of criteria, including (but not limited to):

      -     Industries and companies with high barriers to entry;

      -     Industries and companies with high returns on invested capital;

      -     Industries and companies with favorable demographics;

      -     Industries and companies participating in major, long-term trends;
            and

      -     Companies with strong management teams.

      In pursuing the Fund's investment objective, the Adviser has the discretion to purchase some securities that do not meet its normal criteria, as described above, when it perceives an unusual opportunity for gain. These special situations could arise when the Adviser believes a security has the potential to increase in value for a variety of reasons, including a change of management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

      In seeking to achieve its investment objective, the Fund may invest in foreign securities in the form of depositary receipts. Depositary receipts represent ownership of securities in foreign companies and are held in banks and trust companies. They can include ADRs, which are traded on U.S. exchanges and are U.S. dollar-denominated, and EDRs, which are traded on European exchanges and may not be denominated in the same currency as the security they represent.

      The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into more promising opportunities.


PRINCIPAL RISKS

      MARKET RISK. This is the risk that the value of the Fund's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over short- or long-term periods.

      FOCUSED PORTFOLIO RISK. Because the Fund invests in a limited number of companies, it may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value.

      STYLE RISK. The Fund invests primarily in undervalued mid-cap stocks and therefore is subject to the possibility that value stocks or mid-cap stocks may temporarily fall out of favor or perform poorly relative to other types of investments. With value investing, there is the risk that the market will not recognize that the securities selected are undervalued and they might not appreciate in value in the way the Adviser anticipates. While stocks of mid-cap companies may be slightly less volatile than those of small-cap companies, they still involve substantial risk. Mid-cap companies may have limited product lines, markets or financial resources, and they may be dependent on a limited management group. Stocks of mid-cap companies may be subject to more abrupt or erratic market movements than those of larger, more established companies or the market averages in general.

      MANAGEMENT RISK. The Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its decisions will produce the intended result, and there can be no assurance that the Fund's investment objective will be achieved.

      NEW FUND RISK. There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board of Trustees may determine to liquidate the Fund. A liquidation can be initiated by the Board of Trustees without shareholder vote and, while shareholder interests will be the paramount consideration, the timing of any liquidation may not be favorable to certain individual shareholders.

      DEPOSITARY RECEIPTS RISK/FOREIGN RISK. Although ADRs and EDRs do not eliminate the risks inherent in investing in the securities of foreign issuers, which include market, political, currency and regulatory risk, by investing in ADRs or EDRs rather than directly in stocks of foreign issuers, the Fund may avoid currency risks during the settlement period for purchases or sales. In general, there is a large, liquid market in the U.S. for many ADRs. The information available for ADRs is subject to accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded. These standards generally are more uniform and more exacting than those to which many foreign issuers may be subject.

      ALLOCATION RISK. This is the risk that the allocation of the Fund's investments among economic sectors may have a more significant effect on the Fund's net asset value when one of these sectors is performing more poorly than the others.

      INDUSTRY RISK. This is the risk of investments related to any one industry. Market or economic factors affecting that industry or group of related industries could have a major effect on the value of the Fund's investments.


CERTAIN NON-PRINCIPAL INVESTMENT STRATEGIES AND TECHNIQUES AND RELATED RISKS

      This section provides information about some investment strategies and techniques that the Adviser might use. The Adviser might not use all of the different types of techniques and investments described below. You should be aware that the Fund may also use strategies and invest in securities that are not described in this prospectus but that are described in the SAI.

ILLIQUID AND RESTRICTED SECURITIES: These securities include private placements that are sold directly to a small number of investors, usually institutions. Unlike public offerings, such securities are not registered with the SEC. Although certain of these securities may be readily sold, for example, under Rule 144A, others may have resale restrictions and be illiquid. The sale of illiquid securities may involve substantial delays and additional costs, and the Fund may only be able to sell such securities at prices substantially less than what the Fund believes they are worth. The Fund will not invest more than 15% of its net assets in illiquid or restricted securities. Certain restricted securities that are eligible for resale to qualified institutional purchasers may not be subject to that limit.

TEMPORARY DEFENSIVE INVESTMENTS: From time to time, for temporary defensive purposes to attempt to respond to adverse market, economic, political or other conditions, the Fund may reduce its position in equity securities and invest in, without limitation, certain types of short-term, liquid, high-grade or high-quality debt securities. "High-grade or high-quality debt securities" generally consist of bonds rated "Aaa" or "Aa" by Moody's and those rated "A" or higher by S&P or Fitch, or if unrated, for purposes of the Fund's investment policies, securities as may be determined by the Adviser to be of equivalent quality. Securities the Fund may invest in for temporary defensive purposes may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities, including notes and bonds. While the Fund is investing for temporary defensive purposes, it may not meet its investment objective.

PORTFOLIO TURNOVER: The Fund's annual portfolio turnover rate indicates changes in portfolio investments. The Adviser will sell a security when appropriate and consistent with the Fund's investment objective and investment strategies regardless of the effect on the Fund's portfolio turnover rate. Although the Adviser generally employs a "buy and hold strategy", in response to market conditions, the Fund's annual portfolio turnover rate may exceed 100%. (Generally speaking a turnover rate of 100% occurs when the Fund replaces securities valued at 100% of its average net assets within a one-year period). A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by the Fund and its shareholders and reduce the Fund's total return. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders. Notwithstanding these consequences, the Adviser believes that portfolio transactions that are consistent with the Fund's investment objective and strategies and for which the Adviser seeks best execution are in the best interests of the Fund's shareholders. The Fund's portfolio turnover from inception of the Fund through December 31, 2007 was 65%.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

      The Fund's portfolio holdings are included in semi-annual and annual reports that are distributed to shareholders of the Fund within 60 days after the close of the period for which such report is being made. The Fund also discloses its portfolio holdings in its Statements of Investments on Form N-Q, which is filed with the SEC no later than 60 days after the close of the first and third fiscal quarters. These required filings are publicly available on the SEC's website at www.sec.gov. Therefore, portfolio holdings of the Fund are made publicly available no later than 60 days after the close of each of the Fund's fiscal quarters. A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's SAI.



                             MANAGEMENT OF THE FUND

INVESTMENT ADVISER

      The Fund's investment adviser is Stewart Capital Advisors, LLC, which is located at 800 Philadelphia Street, Indiana, Pennsylvania 15701. The Adviser has been registered as an investment adviser with the U.S. Securities and Exchange Commission (the "SEC") since May 2005 and provides advisory services to individual and institutional investors. The Adviser is a wholly-owned subsidiary of S&T Bank, which in turn is a wholly-owned subsidiary of S&T Bancorp, Inc.

      Subject to policies adopted by the Fund's Board of Trustees, the Adviser directs the purchase or sale of investment securities in the day-to-day management of the Fund's investment portfolio. The Adviser, at its own expense and without reimbursement from the Fund, furnishes office space and all necessary office facilities, equipment and executive personnel for making the investment decisions necessary for managing the Fund and maintaining its organization. During the Fund's most recently completed fiscal year, the Fund paid the Adviser an annual fee on a monthly basis for managing the Fund's assets equal to .70% of the Fund's average daily net assets. A discussion of the basis for the Board of Trustees' approval of the investment advisory contract with the Adviser is available in the Fund's semi-annual report for the fiscal period ending June 30, 2007.

      The Adviser may act as an investment adviser to other persons, firms, corporations and private investment funds. As of March 2008, the Adviser had over $883.5 million in assets under management. The Adviser may receive management fees that may be higher or lower than the advisory fees it receives from the Fund. Certain other clients of the Adviser may have investment objectives and policies similar to those of the Fund. The Adviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold to a great enough extent, such a transaction may affect such security's price or availability. It is the Adviser's policy to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser to the accounts involved, including the Fund. When two or more clients (including the Fund) are interested in the same security at the same time, the Adviser will generally combine or aggregate such orders for execution by one broker-dealer. The Adviser believes such aggregation may be able to reduce commission costs or market impact on a per-share and per-dollar basis, because larger orders tend to have lower commission costs. The decision to aggregate is only made after the Adviser reviews a number of factors, including that the affected client accounts permit such aggregation and have sufficient cash to participate; that such aggregation does not favor any specific client or clients and disfavor others; that each participating client will receive the average share price and will share pro rata in the transaction costs; and that aggregation is consistent with seeking best execution.

PORTFOLIO MANAGEMENT TEAM

      The Adviser uses a team of portfolio managers to manage the Fund. The team meets regularly to review portfolio holdings and discuss purchase and sale activity. The portfolio managers on the investment team who are jointly and primarily responsible for the day-to-day management of the Fund are identified below.

      Malcolm E. Polley has been a member of the team that manages the Fund since it commenced operations in December 2006. Mr. Polley has been President and Chief Investment Officer of the Adviser since 2004. As the Chief Investment Officer, Mr. Polley generally has final authority over all aspects of the Fund's investment portfolio. Mr. Polley has also served as Chief Investment Officer for S&T Wealth Management Group, a division of the Adviser's parent company (S&T
Bank) from 2001 to the present. Prior to this, Mr. Polley was Vice President providing investment management and research services for West Bank, a subsidiary of West Bancorporation, Inc. from 2000 to 2001. Mr. Polley also served as Senior Investment Officer for Marquette Advisory Services & Trust Company from 1995 to 2000.

           Charles G. Frank has been a member of the team that manages the Fund since it commenced operations in December 2006. Mr. Frank is a senior portfolio manager and has been associated with the Adviser or its affiliates for over 20 years.

      Matthew A. Di Filippo has been a member of the team that manages the Fund since it commenced operations in December 2006. Mr. Di Filippo is a senior portfolio manager and has been associated with the Adviser or its affiliates since 2001. Prior to joining the Adviser, he was employed with Mellon Bond Associates from 2000 to 2001, Mellon Financial from 1999 to 2000, and Scottsdale Securities from January 1999 to May 1999.

      Jonathan V. Pavlik has been a member of the team that manages the Fund since it commenced operations in December 2006. Mr. Pavlik is a portfolio manager and has been associated with the Adviser or its affiliates since May 2006. Prior to joining the Adviser, he was employed with PNC Capital Markets from 1998 to 2004 and with Federated Investors from 1997 to 1998.

      Helena Rados has been a member of the team that manages the Fund since December 2007. Ms. Rados is an associate portfolio manager and has been associated with the Adviser or its affiliates since March 2005. Prior to joining the Adviser, she was employed by First Commonwealth Financial from June 2004 to March 2005.

      The Fund's Statement of Additional Information ("SAI") provides additional information about the portfolio managers' investments in the Fund, a description of their compensation, and information regarding other accounts they manage.

                             PRICING OF FUND SHARES

      The price for Fund shares is the net asset value ("NAV") per share, plus sales charge. The NAV is determined at the close of regular trading hours (normally 4:00 p.m. Eastern Time) of the New York Stock Exchange ("NYSE") each day the NYSE is open. It is not calculated on days the NYSE is closed for trading. The NYSE is open for trading Monday through Friday, except New Year's Day, Dr. Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the NYSE will not be open for trading on the preceding Friday, and when any such holiday falls on a Sunday, the NYSE will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period. Your purchase and redemption requests are priced at the next NAV calculated after receipt of a properly completed purchase or redemption request. The NAV per share is determined by dividing the total value of the Fund's securities and other assets, less its liabilities, by the total number of shares outstanding.

      The Fund uses the following methods to value securities held in its portfolio:

      Securities listed on the U.S. stock exchanges or the NASDAQ(R) Stock Market are valued at the last sale price on such market, or if such a price is lacking, for the trading period immediately preceding the time of determination, such securities are valued at their current bid price;

      Securities that are traded in the over-the-counter market are valued at their current bid price;

      Short-term money market securities maturing within 60 days are valued on the amortized cost basis; and

      Securities for which market quotations are not readily available shall be valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Trustees.

The market value of the securities in the Fund's portfolio changes daily and the NAV of Fund shares changes accordingly.

FAIR VALUE PRICING

      The Fund normally invests in common stock of domestic issuers listed on the NYSE or the NASDAQ(R) Stock Market, the substantial majority of which are mid-capitalization, highly liquid securities. Nonetheless, these securities may at times not have market quotations readily available, including, but not limited to, such instances where the market quotation for a security has become stale, sales of a security have been infrequent, or where there is a thin market in the security. To address these situations, the Board of Trustees has adopted and approved a fair value pricing policy for the Fund. When a security is fair valued, it is priced at the amount that the owner of the security might reasonably expect to receive upon its current sale.

      Because fair value pricing is subjective in nature, there can be no assurance that the Fund could purchase or sell a portfolio security at the price used to calculate the Fund's NAV. There can be significant deviations between a fair value price at which a portfolio security is being carried and the price at which it is purchased or sold. Furthermore, changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued using market quotations.

      The Fund's Board of Trustees reviews the fair value pricing policy periodically. See the SAI for more information about the pricing of the Fund's shares.

                             HOW TO BUY FUND SHARES

      In compliance with the USA Patriot Act of 2001, please note that UMB Fund Services, Inc. ("UMBFS"), the transfer agent for the Fund, will seek to verify certain information on your account application as part of the Fund's Anti-Money Laundering Program. As requested on the application, you must supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing only a P.O. Box will not be accepted. Please contact shareholder services at (877) 420-4440 if you need additional assistance when completing your account application.

        The Fund reserves the right to reject an application if the application is not in good order (as defined below) or the Fund is unable to verify your identity.

      When making a purchase request, make sure your request is in good order. "Good order" means your purchase request includes:

      -   The name of the Fund and account number;

      -   The dollar amount of shares to be purchased;

      -   Authorized signatures of all registered owners;

      -   Account application form or account number; and

      -   Check payable to "Stewart Capital Mutual Funds."

      If your request is not in good order, you or your intermediary will be notified and provided with the opportunity to make such changes or additions as necessary to be considered in good order. Your request will be considered to be in good order only after all required changes or additions have been made.

ASSET-BASED SALES CHARGES OR DISTRIBUTION AND/OR SERVICE (RULE 12B-1) FEES

      The Fund has implemented a combined Distribution and Shareholder Servicing Plan (the "Plan") in accordance with Rule 12b-1 of the Investment Company Act of 1940, as amended. The Plan allows the Fund to pay fees for the sale and distribution of its shares and to obtain shareholder services and provide for maintenance of shareholder accounts from financial intermediaries (including broker-dealers that sponsor mutual fund supermarket programs) and other service providers. As these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

      In addition to the portion of these expenses paid by the Fund, the Adviser may make payments from its own resources, which include the investment advisory fees received from the Fund and other clients, to compensate the financial intermediaries (including broker-dealers that sponsor mutual fund supermarket programs) and other service providers that provide distribution services and shareholder servicing to the Fund. This portion of such expenses is paid by the Adviser and not by the Fund. The Fund's SAI provides more information concerning payments to financial intermediaries. Investors should consult their financial intermediary regarding the details of the payments such intermediary receives in connection with the sale or servicing of Fund shares.

      The amount of the Fund's 12b-1 fee is disclosed below and in the Fund's fee table near the front of the Prospectus.

      Distribution and/or Service (Rule 12b-1) Fee
      (as a Percentage of Aggregate Average Daily Net Assets)
      -------------------------------------------------------
                                      .25%

INITIAL SALES CHARGE ALTERNATIVE

      Your purchase price is typically the NAV, plus a front-end sales charge, as set forth below. Sales charges vary depending on the amount of your purchase. The Fund's distributor receives the sales charge you pay and reallows a portion of the sales charge to your financial intermediary or participating institution. Purchases of shares in excess of $1,000,000 are not subject to a sales charge but, if redeemed within one year, may be subject to a contingent deferred sales charge (" CDS") of up to 1%.

                                    Sales Charge
                            ----------------------------
                                                               Discount or
                                                              Commission to
                              As % of                      Dealers or Agents of
                            Net Amount   As % of Public        up to % of
    Amount Purchased        Invested     Offering Price*     Offering Price*
-------------------------   ----------   ---------------   --------------------
Up to $100,000                4.44%           4.25%               4.00%
$100,000 up to $250,000       3.36            3.25                3.00
$250,000 up to $500,000       2.30            2.25                2.00
$500,000 up to $1,000,000     1.78            1.75                1.50
$1,000,000 and above          0.00            0.00                0.00

*     The offering price includes a front-end sales charge, as described above.

SALES CHARGE REDUCTION PROGRAMS

      This section includes important information about sales charge reduction programs available to investors and describes information or records you may need to provide to the Fund or your financial intermediary in order to be eligible for sales charge reduction programs.

Required Information and Records

      In order for shareholders to take advantage of sales charge reductions, a shareholder or his or her financial intermediary must notify the Fund that the shareholder qualifies for a reduction. Without notification, the Fund is unable to ensure that the reduction is applied to the shareholder's account. A shareholder may have to provide information or records to his or her financial intermediary or the Fund to verify eligibility for breakpoint privileges or other sales charge waivers. This may include information or records, including account statements, regarding shares of the Fund held in:

      - all of the shareholder's accounts at the Fund or a financial intermediary;

      -     any account of the shareholder at another financial intermediary;
            and

      - accounts of related parties of the shareholder, such as members of the same family, at any financial intermediary.

YOU CAN REDUCE SALES CHARGES WHEN BUYING FUND SHARES

Breakpoints

      The Fund offers investors the benefit of discounts on the sales charges that apply to purchases of Fund shares in certain circumstances. These discounts, which are also known as "breakpoints", can reduce or, in some cases, eliminate the initial sales charges that would otherwise apply to your investment. Mutual funds are not required to offer breakpoints, and different mutual fund groups may offer different types of breakpoints.

      Breakpoints allow larger investments in the Fund to be charged lower sales charges. Initial sales charges are eliminated completely for purchases of $1,000,000 or more, although a one percent, one-year CDSC may apply. A shareholder investing more than $100,000 in the Fund is eligible for a reduced sales charge. For the Breakpoint amounts, please see the chart in the Initial Sales Charge Alternative section above.

Rights of Accumulation

      To determine if a new investment in the Fund is eligible for a breakpoint, a shareholder can combine the value of the new investment of the Fund with the value of existing investments in the Fund. The Fund uses the current NAV of your existing investments when combining them with your new investment.

Combined Purchase Privileges

      A shareholder may also qualify for a breakpoint by combining concurrent and prior purchases in other Fund accounts. You may combine purchases made by you, your spouse, children under 21, as well as purchases in individual retirement accounts, personal trust accounts, and employee benefit plans.

Letter of Intent

      An investor may not immediately invest a sufficient amount to reach a breakpoint, but may plan to make one or more additional investments over a period of time that, in the end, would qualify for a breakpoint. For these situations, the Fund offers a Letter of Intent (LOI), which permits the investor to express the intention, in writing, to invest at least $100,000 in the Fund within 13 months. Any shares purchased within 90 days of the date you sign the LOI may be used as credit toward completion, but the reduced sales charge will only apply to new purchases made on or after that date. Purchases resulting from the reinvestment of dividends and capital gains do not apply toward fulfillment of the LOI. Shares equal to 5% of the amount of the LOI will be held in escrow during the 13-month period. If, at the end of that time the total amount of purchases made is less than the amount intended, you will be required to pay the difference between the reduced sales charge and the sales charge applicable to the individual purchases had the LOI not been in effect. This amount will be obtained from redemption of the escrow shares. Any remaining escrow shares will be released to you.

      If you establish an LOI with the Fund you can aggregate your accounts as well as the accounts of your immediate family members as described in the Combined Purchase Privilege. YOU WILL NEED TO PROVIDE WRITTEN INSTRUCTIONS WITH RESPECT TO THE OTHER ACCOUNTS WHOSE PURCHASES SHOULD BE CONSIDERED IN FULFILLMENT OF THE LOI.

Other Programs

      Shareholders may be able to purchase additional Fund shares with a reduced or eliminated sales charge through the following programs: Dividend Reinvestment Program and Reinstatement Privilege.

FUND SHARES--SALES AT NAV

      The Fund may sell its shares at NAV without an initial sales charge to certain categories of investors, including:

      -     investment management clients of the Adviser;

      - present full-time employees and former employees (for subsequent investment in accounts established during the course of their employment) of S&T Bancorp and its subsidiaries, including the Adviser, or their spouses, siblings, parents or children or any trust, individual retirement account or retirement plan account for the benefit of such person;

      - present full-time employees and former employees (for subsequent investment in accounts established during the course of their employment) of client's of S&T Bancorp and its subsidiaries who participate in S&T Bank's customer loyalty programs;

      -     officers and trustees of the Fund;

      - officers, directors and present full-time employees of selected dealers or agents, their spouses, or any trust, individual retirement account or retirement plan account for the benefit of such person;

      - fee-based registered investment advisers, financial planners, or registered broker-dealers who are purchasing shares on behalf of their clients or customers;

      - trust companies and bank trust departments acting in a fiduciary, advisory, agency, custodial or similar capacity.

      - 401(k), 403(b) and 457 plans, and profit sharing and pension plans that invest $1 million or more or have more than 100 participants.

CDSC Waivers

      The Fund will waive the CDSCs on redemptions of shares in the following circumstances:

      -     following the death or disability of a shareholder;

      - if the redemption represents a minimum required distribution from an IRA or other retirement plan to a shareholder who has attained the age of 70-1/2; or

      - if the redemption is necessary to meet a plan participant's or beneficiary's request for a distribution or loan from a group retirement plan or to accommodate a plan participant's or beneficiary's direction to reallocate his or her plan account among other investment alternatives available under a group retirement plan.

Dividend Reinvestment Program

      Shareholders may elect to have all income and capital gains distributions from their account paid to them in the form of additional shares of the Fund under the Fund's Dividend Reinvestment Program. There is no initial sales charge imposed on shares issued pursuant to the Dividend Reinvestment Program.

Reinstatement Privilege

      A shareholder who has redeemed all or any portion of his or her shares may reinvest all or any portion of the proceeds from the redemption of the Fund at NAV without any sales charge, if the reinvestment is made within 120 calendar days after the redemption date.

PAYMENTS TO FINANCIAL INTERMEDIARIES AND THEIR FIRMS

      Financial intermediaries market and sell shares of the Fund. A financial intermediary is a firm that receives compensation for selling shares of the Fund offered in this Prospectus and/or provides services to the Fund's shareholders. Financial intermediaries may include, among others, your broker, your financial planner or adviser, banks, pension plan consultants and insurance companies. Financial intermediaries employ financial advisers who deal with you and other investors on an individual basis. These financial intermediaries employ financial advisers and receive compensation for selling shares of the Fund. This compensation is paid from various sources, including any sales charge and/or 12b-1 fee that you or the Fund may pay. Your individual financial adviser may receive some or all of the amounts paid to the financial intermediary that employs him or her.

      In the case of the Fund, all or a portion of the initial sales charge that you pay may be paid by the Fund's distributor to financial intermediaries selling the Fund shares. Additionally, up to 100% of the 12b-1 fees applicable to Fund shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Fund shares.

      The Adviser may pay amounts from its own assets to selling or servicing agents of the Fund for distribution-related activities or other services they provide. These amounts, which are in addition to any sales charges, distribution (12b-1) and shareholder servicing fees paid by the Fund, may be fixed dollar amounts or a percentage of sales or both, and may be up-front or ongoing payments or both. Agents may agree to provide a variety of marketing related services or access-advantages to the Fund, including, for example, presenting the Fund on "preferred" or "select" lists, in return for the payments. Selling or servicing agents, in turn, may pay some or all of these amounts to their employees who recommend or sell Fund shares or allocate or invest client assets among different investment options.

      In addition, the Adviser may pay amounts from its own assets for services provided and costs incurred by third parties of a type that would typically be provided or incurred directly by the Fund's transfer agent. The Fund also may pay amounts to third party intermediaries, including selling and servicing agents, for providing these types of services or incurring these types of costs.

      These and other payments, and the difference between payments made with respect to the Fund and those made with respect to other mutual funds available through the intermediary, may give rise to conflicts of interest between the intermediary and its clients. You should be aware of these potential conflicts of interest and discuss these matters with your financial intermediary.

      To the extent that Fund shares are held through S&T Bank or registered representatives affiliated with S&T Bank, S&T Bank or those individuals may receive distribution and/or shareholder servicing fees from the Fund's distributor.

      Although the Fund may use brokers who sell its shares to effect portfolio transactions, the Fund does not consider the sale of Fund shares as a factor when selecting brokers to effect portfolio transactions.

MINIMUM INVESTMENT

      The minimum investment amounts are as follows:

         Initial Investment   Automatic Investment Program   Subsequent Investment
---------------------------   ----------------------------   ---------------------
                $1000                     $100                       $100

If you purchase shares of the Fund through a financial intermediary, you may purchase in lesser amounts, subject to minimums imposed by the financial intermediary. The Fund has the right to waive these minimums for employees of S&T Bancorp and its subsidiaries and the employees' immediate family members.

FINANCIAL INTERMEDIARIES

      You may also purchase shares of the Fund through a third party financial intermediary, such as a broker-dealer (including one that sponsors a mutual fund supermarket program), financial institution or other financial service firm. When you purchase shares of the Fund through a financial intermediary, the financial intermediary may be listed as the shareholder of record of the shares. In addition, a financial intermediary may use procedures and impose restrictions that are different from those applicable to shareholders that invest in the Fund directly.

      The price per share you will receive will be the NAV plus sales charge next computed after your request is received in good order by the financial intermediary.

      If you intend to invest in the Fund through a financial intermediary, you should read the program materials provided by the financial intermediary as a supplement to this Prospectus. Financial intermediaries may charge you transaction-based fees or other charges for the services they provide to you. These charges are retained by the financial intermediary and are not paid to the Fund or the Adviser.

OPENING AN ACCOUNT BY MAIL

      Complete an application and send it to the address below, with a check for at least the minimum amount and made payable to "Stewart Capital Mutual Funds":

BY MAIL:                                     BY OVERNIGHT OR EXPRESS MAIL:
Stewart Capital Mutual Funds                 Stewart Capital Mutual Funds
P.O. Box 2175                                803 West Michigan Street
Milwaukee, WI 53201-2175                     Milwaukee, WI 53233

      The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.

      The Fund will not accept payment in cash or money orders. The Fund also does not accept cashier's checks in amounts of less than $10,000. To prevent check fraud, the Fund will not accept third-party checks, Treasury checks, credit card checks, traveler's checks, checks drawn on banks outside of the United States or starter checks for the purchase of shares.

NOTE: UMBFS WILL CHARGE YOUR ACCOUNT A $25 FEE FOR ANY PAYMENT RETURNED. IN
      ADDITION, YOU WILL BE RESPONSIBLE FOR ANY LOSSES SUFFERED BY THE FUND AS A RESULT, SUCH AS THE COST TO HE FUND OF COVERING THE EXCHANGE.

OPENING AN ACCOUNT BY WIRE

      To purchase shares by wire, UMBFS must have received a completed application and issued an account number to you. Call (877) 420-4440 for instructions prior to wiring the funds.

Send your investment to UMB Bank, n.a. with these instructions:

UMB Bank, n.a.
ABA Number 101000695
For credit to Stewart Capital Mutual Funds
Kansas City, MO
Account Number 9871418472
Further credit to: Stewart Capital Mid Cap Fund
Shareholder account number; names(s) of shareholder(s); SSN or TIN

THE FUND AND UMB BANK, N.A. ARE NOT RESPONSIBLE FOR THE CONSEQUENCES OF DELAYS RESULTING FROM THE BANKING OR FEDERAL RESERVE WIRE SYSTEM, OR FROM INCOMPLETE WIRING INSTRUCTIONS.

OPENING AN ACCOUNT BY TELEPHONE

      You may not make your initial purchase by telephone.

ADDING TO AN ACCOUNT BY MAIL

      Complete the investment slip that is included in your account statement and write your account number on your check.

      If you no longer have your investment slip, please reference your name, account number, address, and Stewart Capital Mutual Funds on your check.

      Make your check payable to the "Stewart Capital Mutual Funds."

BY MAIL:                                          BY OVERNIGHT OR EXPRESS MAIL:
Stewart Capital Mutual Funds                      Stewart Capital Mutual Funds
P.O. Box 2175                                     803 West Michigan Street

Milwaukee, WI 53201-2175                          Milwaukee, WI 53233

ADDING TO AN ACCOUNT BY WIRE

      Send your investment to UMB Bank, n.a. by following the instructions listed above under "Opening Account by Wire."

ADDING TO AN ACCOUNT BY TELEPHONE

      You automatically have the privilege to purchase additional shares by telephone unless you have declined this privilege on your account application. You may call (877) 420-4440 to purchase shares in an existing account.

      Investments made by electronic funds transfer must be in amounts of at least $100 and not greater than $50,000.

PURCHASE IN KIND

      You may, subject to the approval of the Fund, purchase shares of the Fund with securities that are eligible for purchase by the Fund (consistent with the Fund's investment processes, goals and philosophy) and that have values that are readily ascertainable in accordance with the Fund's valuation policies. Call shareholder services at (877) 420-4440 if you would like to purchase Fund shares with other securities.

AUTOMATIC INVESTMENT PROGRAM ("AIP")

      You may purchase Fund shares automatically under the automatic investment program, which allows monies to be transferred directly from your checking or savings account to invest in the Fund.

      -     Purchases may be made on the 5th, 10th, 20th, or 25th of each month.

      - To be eligible, your account must be maintained at a domestic financial institution that is an ACH member.

      - You may sign up for the automatic investment program on your account application or by completing an account privileges change form.

      - Minimum initial investment is $100 (for automatic investment program only).

      -     Minimum subsequent investment is $100.

Please call shareholder services at (877) 420-4440 for more information about participating in the program. MBFS will charge your account a $25 fee for any ACH payment that is not honored.

CHOOSING A DISTRIBUTION OPTION

      When you complete your account application, you may choose from three distribution options.

1. You may invest all income dividends and capital gains distributions in additional shares of the Fund. This option is assigned automatically if no other choice is made.

2. You may elect to receive income dividends and capital gains distributions in cash.

3. You may elect to receive income dividends in cash and to reinvest capital gains distributions in additional shares of the Fund.

      If you elect to receive distributions and dividends by check and the post office cannot deliver your check, or if your check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in your account at the Fund's then current NAV per share and to reinvest all subsequent distributions in shares of the Fund until an updated address is received. You may change your election at any time. Your request for a change must be received in writing by UMBFS prior to the record date for the distribution for which a change is requested.

RETIREMENT PLANS

      Tax-deferred retirement plans including:

      -     IRAs;

      -     Keogh accounts;

      -     SEP accounts; and

      -     Other ERISA-qualified plans

Are offered by the Fund, subject to the other requirements of the Fund. If a plan has already been established with a custodian or trustee, the plan may purchase shares of the Fund in the same manner as any other shareholder, subject to any special charges imposed by the plan's custodian or trustee.

      If you want to establish an individual retirement account naming UMBank, n.a. as custodian, please call shareholder services at (877) 420-4440 for information and forms.

ADDITIONAL PURCHASE INFORMATION

      The Fund reserves the right to reject your purchase order and suspend the offering of the Fund's shares to you if management determines the rejection or suspension is in the best interests of the Fund.

      Shares of the Fund have not been registered for sale outside of the United States. The Fund generally does not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

      The Fund does not issue certificates for shares.

      The Fund will not accept your application if you are investing for another person as attorney-in-fact. The Fund will not accept applications that list "Power of Attorney" or "POA" in the registration section.

HOUSEHOLDING

      In an effort to decrease costs, the Fund will start reducing the number of duplicate prospectuses, annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts. Call toll-free at (877) 420-4440 to request individual copies of these documents, or if your shares are held through a financial intermediary please contact them directly. The Fund will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

                            HOW TO REDEEM FUND SHARES

      You may redeem all or a portion of your shares on any business day. Shares of the Fund are redeemed at the next NAV calculated after UMBFS receives your redemption request in good order. Payment is typically made within two business days of receipt of a valid redemption request, but may take up to seven.

REDEMPTION BY MAIL

      You may mail your redemption request to:

BY MAIL:                                          BY OVERNIGHT OR EXPRESS MAIL:
Stewart Capital Mutual Funds                      Stewart Capital Mutual Funds
P.O. Box 2175                                     803 West Michigan Street
Milwaukee, WI 53201-2175                          Milwaukee, WI 53233

      The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.

      It is important that your redemption request be mailed to the correct address and be in good order. If a redemption request is inadvertently sent to the Fund at its corporate address, it will be forwarded to UMBFS, and the redemption request will be processed at the next NAV calculated after receipt in good order. No redemption will be made until a request is submitted in good order.

      A redemption request is considered to be in "good order" if the following information is included:

      -     The name of the Fund;

      -     The dollar amount or number of shares being redeemed;

      -     The account number; and

      - The signatures of all shareholders (including a Medallion signature guarantee when necessary).

      Redemption requests for accounts in the names of corporations, fiduciaries and institutions may require additional documents, such as corporate resolutions, certificates of incumbency or copies of trust documents. Please contact shareholder services at (877) 420-4440 for additional information.

      If your request is not in good order, you or your intermediary will be notified and provided with the opportunity to make such changes or additions as necessary to be considered in good order. Your request will be considered to be in good order only after all required changes or additions have been made.

REDEMPTION BY TELEPHONE

      You automatically have the privilege to redeem shares by telephone unless you have declined this option on your account application. Call shareholder services at (877) 420-4440 between 8 a.m. and 8 p.m. Eastern time. You may redeem as little as $500 and as much as $50,000 by telephone.

Note: Neither the Fund nor its service providers will be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine. To confirm that all telephone instructions are genuine, the Fund will use reasonable procedures, such as requesting that you correctly state:

      -     Your account number;

      -     The name in which your account is registered;

      - The social security or tax identification number under which the account is registered; and

      - The address of the account holder, as stated in the New Account Application Form.

ADDITIONAL REDEMPTION PROVISIONS

      Once we receive your order to redeem shares, you may not revoke or cancel it. We cannot accept an order to redeem that specifies a particular date, price or any other special conditions.

      If you are an IRA shareholder, you must indicate on your redemption request whether to withhold federal income tax. If your redemption request fails to make an indication, your redemption proceeds will be subject to withholding.

      If your redemption request exceeds the amount that you currently have in your account, your entire account will be redeemed. Your AIP, if any, will be cancelled.

      The Fund reserves the right to suspend the redemption of Fund shares when the securities markets are closed, trading is restricted for any reason, an emergency exists and disposal of securities owned by the Fund is not reasonably practicable, or the SEC permits the suspension of the right of redemption or the postponement of the date of payment of a redemption.

REDEEMING THROUGH FINANCIAL INTERMEDIARIES

      A broker-dealer, financial institution, or other service provider may charge a fee to redeem your Fund shares. If the financial intermediary is the shareholder of record, the Fund may accept redemption requests only from that financial intermediary.

MEDALLION SIGNATURE GUARANTEE

      In addition to the requirements discussed above, a Medallion signature guarantee will be required for:

      - Redemptions made by wire transfer to a bank other than the bank of record;

      - Redemptions payable other than exactly as the account is registered or for accounts whose ownership has changed;

      - Redemptions mailed to an address other than the address on the account or to an address that has been changed within 30 days of the redemption request;

      -     Redemptions over $50,000;

      -     Adding the telephone redemption option to an existing account;

      -     Changing ownership of your account; or

      - Adding or changing automated bank instructions to an existing account.

      The Fund reserves the right to require a Medallion signature guarantee under other circumstances. Medallion signature guarantees may generally be obtained from domestic banks, brokers, dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations, as well as from participants in the New York Stock Exchange Medallion Signature Program and the Securities Transfer Agents Medallion Program ("STAMP"). A notary public is not an acceptable signature guarantor.

REDEMPTION PRICE AND PAYMENT FOR FUND SHARES

      Redemption requests are processed at the NAV next computed after UMBFS receives a redemption request in good order (as defined above). If your redemption request is received by UMBFS in good order before the close of regular trading on the NYSE (currently, 4:00 p.m. Eastern time), the request will receive that day's NAV. If your redemption request is received by UMBFS in good order after the close of regular trading on the NYSE, it will receive the next day's NAV.

      Payment for your redeemed Fund shares will be mailed to you generally within two business days, but no later than the seventh day after your redemption request is received in good order by the Fund. However, if any portion of the shares to be redeemed represents a recent purchase made by check, after processing the redemption request the Fund may delay the payment of the redemption proceeds until UMBFS is reasonably satisfied that the check has cleared. This delay may be up to ten calendar days from the date of purchase. You may avoid this delay by purchasing shares of the Fund by wire.

      The Fund may be required to withhold a percentage for federal income tax (backup withholding) from dividend payments, distributions, and redemption proceeds if you do not provide a correct social security or tax identification number and the Internal Revenue Service (IRS) notifies the Fund that you are subject to backup withholding. See "Dividends, Distributions and Taxes" in this prospectus for more information.

REDEMPTIONS AT THE OPTION OF THE FUND

      If your account balance falls below $500 as a result of redeeming shares, the Fund reserves the right to close your account and send you the proceeds. Before taking any action, however, the Fund will send you written notice of the action it intends to take and give you 30 days to re-establish a minimum account balance of $500.

      The Fund may require the redemption of shares if, in its opinion, such action would prevent the Fund from becoming a personal holding company, as defined in the Internal Revenue Code.

MARKET TIMING

      The Fund is designed for long-term investors. Investors who engage in frequent purchases and redemptions of Fund shares, referred to as "market timing," may dilute the value of Fund shares, interfere with the efficient management of the Fund's portfolio and increase the Fund's brokerage and administrative costs. Management of the Fund believes that its investment strategy is not attractive to market timing investors because its portfolio holdings are primarily of domestic issuers, which eliminates "time-zone arbitrage" that may be associated with funds having significant holdings in foreign securities traded on foreign exchanges. "Time-zone arbitrage" involves attempts by investors to take advantage of the differences in value of foreign securities that might result from events that occur after the close of the foreign securities markets on which a foreign security is traded and the NYSE that day, when the Fund's NAV is calculated. In addition, the Fund invests primarily in mid-cap companies that historically have exhibited a relatively low level of the short-term volatility usually sought by market timing investors. As a result, the Fund does not currently impose redemption fees on Fund shareholders.

      In an effort to discourage market timing, the Fund's Board of Trustees has adopted the following policy and related procedures regarding such market timing. The Fund is not to be used as a vehicle for short-term trading or market timing, and therefore, the Fund will not honor requests for purchases or exchanges by shareholders who identify themselves as market timers or are identified by the Fund as engaging in a pattern of frequent trading potentially injurious to the Funds. "Frequent trading potentially injurious to the Fund" is a sale of Fund shares exceeding a designated monetary threshold within 20 days of the purchase of such Fund shares.

      The Fund reserves the right to restrict, reject, suspend, limit or terminate, without prior notice, the purchase of Fund shares by any investor, or any financial intermediary firm, who appears to be employing a frequent trading or market-timing strategy or for any other reason.

      The Fund maintains surveillance procedures to detect frequent trading or market timing of Fund shares. As part of this surveillance process, the Fund's agents examine the purchase and subsequent sale of Fund shares exceeding the monetary threshold for transactions within a 20-day period. To the extent that transactions exceeding the monetary threshold within a 20-day period are identified, the Fund will place a "block" on the account (and may also block the accounts of clients of the particular adviser or broker considered responsible for the trading). The Fund may modify its surveillance procedures and criteria from time to time without prior notice, subject to Board of Trustees approval, as necessary or appropriate to improve the detection of frequent trading or to address specific circumstances. In the case of financial intermediaries, the application of the surveillance procedures will be subject to the limitations of the intermediaries' monitoring systems and/or ability to provide sufficient information from which to detect patterns of frequent trading potentially injurious to the Fund. The Fund also may consider the history of trading activity in all accounts known to be under common ownership, control, or influence.

      Management of the Fund has determined that certain short-term purchases and redemptions are not disruptive or harmful to the Fund's long-term shareholders, such as transactions conducted through systematic investment or withdrawal plans, and therefore such transactions generally are not subject to the surveillance procedures. Additional exceptions may be granted where extraordinary or unique circumstances indicate that a transaction (or series of transactions) does not adversely affect the Fund or its shareholders and is not part of a frequent trading or market-timing strategy. Any exceptions are subject to advance approval by the Fund's president and are subject to oversight by the Fund's Chief Compliance Officer and the Board of Trustees.

      Shareholders are subject to the Fund's policy prohibiting frequent trading or market timing regardless of whether they invest directly with the Fund or indirectly through a financial intermediary such as a broker-dealer, a bank, an investment advisor or an administrator or trustee of a 401(k) retirement plan that maintains an omnibus account with the Fund for trading on behalf of its customers. Although the Fund monitors accounts of financial intermediaries and will seek to require or otherwise encourage financial intermediaries to apply the Fund's policy prohibiting frequent trading or market timing to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity or enforce the Fund's policy prohibiting frequent trading with respect to customers of financial intermediaries. Certain financial intermediaries may be limited with respect to their monitoring systems and/or their ability to provide sufficient information from which to detect patterns of frequent trading potentially injurious to a Fund. For example, should it occur, the Fund may not be able to detect frequent trading or market timing that may be facilitated by financial intermediaries or it may be more difficult to identify such trading in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. In certain circumstances, financial intermediaries such as 401(k) plan providers may not have the technical capability to apply the Fund's policy prohibiting frequent trading to their customers. Reasonable efforts will be made to identify the financial intermediary customer engaging in frequent trading. Transactions placed through the same financial intermediary that violate the policy prohibiting frequent trading may be deemed part of a group for purposes of the Fund's policy and may be rejected in whole or in part by the Fund.

                      CONFIRMATIONS, STATEMENTS AND REPORTS

      UMBFS will send you a confirmation after every transaction affecting your share balance or account registration. Transactions pursuant to an AIP will be reflected on your quarterly account statement. UMBFS will send a quarterly account statement to you, regardless of whether you have purchased or redeemed any shares during the quarter. Generally, a statement with tax information will be mailed to you on or about January 31 of each year. A copy of the tax statement also is filed with the IRS.

      The Fund will send you an audited annual report each year and an unaudited semi-annual report after the Fund's second fiscal quarter. Each of these reports includes a statement listing the Fund's portfolio securities.

                             SHAREHOLDER INQUIRIES

      Shareholder inquiries are answered promptly. You may call (877) 420-4440 or write to :

BY MAIL:                                          BY OVERNIGHT OR EXPRESS MAIL:
Stewart Capital Mutual Funds                      Stewart Capital Mutual Funds
P. O. Box 2175                                    803 West Michigan Street
Milwaukee, WI 53201-2175                          Milwaukee, WI 53233

                             DISTRIBUTION OF SHARES

DISTRIBUTOR

      Grand Distribution Services, LLC ("Distributor"), 803 West Michigan Street, Milwaukee, Wisconsin, 53233, serves as distributor and principal underwriter for the Fund's shares. The Distributor is a registered broker-dealer and member of Financial Industry Regulatory Authority, Inc. The
Distributor receives any applicable front-end sales charge and the 12b-1 distribution and shareholder servicing fees.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

      The Fund declares and distributes dividends from its net investment income on a quarterly basis and declares and distributes any net capital gain realized by the Fund at least on an annual basis. These distributions are paid in additional Fund shares unless the shareholder elects in writing to receive distributions in cash.

      If you elect to receive distributions and/or capital gains paid in cash and the U.S. Postal Service cannot deliver the check or a check remains outstanding for six months, the Fund reserves the right to reinvest the check in your account at the Fund's then-current NAV and reinvest all subsequent distributions.

      The Fund will notify you following the end of each calendar year of the amounts of dividends and capital gain distributions paid (or deemed paid) for the year.

      The Fund intends to qualify at all times as a regulated investment company ("RIC") under Subchapter M of the Internal Revenue Code. By qualifying as a RIC and satisfying certain other requirements, the Fund will not be subject to federal income or excise taxes to the extent the Fund distributes its net investment income and realized capital gains to its shareholders.

      The tax characteristics of distributions from the Fund are the same whether paid in cash or in additional shares. For federal income tax purposes, distributions of net investment income are taxable as ordinary income to the recipient shareholders, and distributions designated as the excess of net long-term capital gain over net short-term capital loss are generally taxable as long-term capital gain to the recipient shareholder regardless of the length of time the shareholder held the Fund's shares. In the case of noncorporate shareholders, certain dividend distributions may be classified as qualified dividend income taxable at long-term capital gain rates. A portion of any distribution properly designated as a dividend by the Fund may be eligible for the dividends-received deduction in the case of corporate shareholders.

      You may also be subject to state or local taxes with respect to holding Fund shares or on distributions from the Fund. You are advised to consult your tax adviser with respect to state and local tax consequences of owning shares of the Fund.

      Federal law requires the Fund to withhold a percentage of all distributions and redemption proceeds paid to shareholders that have not provided their correct taxpayer identification number or certified that withholding does not apply. Each prospective shareholder is asked to certify on its application to open an account that the social security number or other tax identification number provided is correct and that the prospective shareholder is not subject to a percentage backup withholding for previous under-reporting of income to the IRS. The Fund generally does not accept an application to open an account that does not comply with these requirements.

      THIS TAX DISCUSSION IS ONLY A BRIEF SUMMARY OF SOME OF THE IMPORTANT FEDERAL TAX CONSIDERATIONS GENERALLY AFFECTING THE FUND AND ITS SHAREHOLDERS. THERE MAY BE OTHER FEDERAL, STATE OR LOCAL TAX CONSIDERATIONS APPLICABLE TO A PARTICULAR SHAREHOLDER. PROSPECTIVE INVESTORS IN THE FUND ARE URGED TO CONSULT THEIR TAX ADVISERS PRIOR TO PURCHASING SHARES OF THE FUND.

                              FINANCIAL HIGHLIGHTS





FINANCIAL HIGHLIGHTS      Year ended 12/31/07

FOR A FUND SHARE OUTSTANDING THROUGHOUT THE YEAR
Net asset value, beginning of period                                    $ 10.00
                                                                        -------

INCOME FROM INVESTMENT OPERATIONS:
Net investment income                                                      0.20
Net realized and unrealized losses on securities                          (0.05)
                                                                        -------
TOTAL FROM INVESTMENT OPERATIONS                                           0.15
                                                                        -------

LESS DISTRIBUTIONS:
Dividends from net investment income                                      (0.21)
                                                                        -------

TOTAL DISTRIBUTIONS                                                       (0.21)
                                                                        -------

NET ASSET VALUE, END OF PERIOD                                          $  9.94
                                                                        =======

TOTAL RETURN (1)                                                           1.46%
                                                                        =======

SUPPLEMENTAL DATA AND RATIOS:
Net assets, end of year (000's)                                         $10,189
Ratio of net expenses to average net assets                                1.50%
Ratio of expenses before waivers to average net assets                     7.82%
Ratio of net investment income to average net assets                       1.41%
Ratio of net investment income before waivers to average net assets       -4.91%
Portfolio turnover rate                                                   65.37%


                                 PRIVACY NOTICE

The Fund collects non-public personal information about you from the following sources:

      Information we receive about you on applications or other forms;

      Information you give us orally; and/or

      Information about your transactions with us or others.

      WE DO NOT DISCLOSE ANY NON-PUBLIC PERSONAL INFORMATION ABOUT OUR SHAREHOLDERS OR FORMER SHAREHOLDERS WITHOUT THE SHAREHOLDER'S AUTHORIZATION, EXCEPT AS PERMITTED BY LAW OR IN RESPONSE TO INQUIRIES FROM GOVERNMENTAL AUTHORITIES. WE MAY SHARE INFORMATION WITH AFFILIATED PARTIES AND UNAFFILIATED THIRD PARTIES WITH WHOM WE HAVE CONTRACTS FOR SERVICING THE FUND. WE WILL PROVIDE UNAFFILIATED THIRD PARTIES WITH ONLY THE INFORMATION NECESSARY TO CARRY OUT THEIR ASSIGNED RESPONSIBILITY. ALL SHAREHOLDER RECORDS WILL BE DISPOSED OF IN ACCORDANCE WITH APPLICABLE LAW. WE MAINTAIN PHYSICAL, ELECTRONIC AND PROCEDURAL SAFEGUARDS TO PROTECT YOUR NON-PUBLIC PERSONAL INFORMATION AND REQUIRE THIRD PARTIES TO TREAT YOUR NON-PUBLIC PERSONAL INFORMATION WITH THE SAME HIGH DEGREE OF CONFIDENTIALITY.

      IN THE EVENT THAT YOU HOLD SHARES OF THE FUND THROUGH A FINANCIAL INTERMEDIARY, INCLUDING, BUT NOT LIMITED TO, A BROKER-DEALER, BANK OR TRUST COMPANY, THE PRIVACY POLICY OF YOUR FINANCIAL INTERMEDIARY WOULD GOVERN HOW YOUR NON-PUBLIC PERSONAL INFORMATION WOULD BE SHARED WITH UNAFFILIATED THIRD PARTIES.

INVESTMENT ADVISER
Stewart Capital Advisors, LLC
800 Philadelphia Street
Indiana, PA 15701


INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
225 S 6th St
Suite 1400
Minneapolis, MN 55402


CUSTODIAN
UMB Bank, National Association
928 Grand Boulevard, 10th Floor
Kansas City, MO 64106

TRANSFER AGENT, FUND ACCOUNTANT AND FUND ADMINISTRATOR
UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, WI 53233

FUND CO-ADMINISTRATOR
Allison-Williams Company
Suite 3850
90 South Seventh Street
Minneapolis, MN 55402-4109

DISTRIBUTOR
Grand Distribution Services, LLC
803 West Michigan Street
Milwaukee, WI 53233

                          STEWART CAPITAL MID CAP FUND
                    A SERIES OF STEWART CAPITAL MUTUAL FUNDS

You can find more information about the Fund in the following documents:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

      The SAI of the Fund provides additional details about the investments and techniques of the Fund and certain other additional information. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS
      The Fund's annual and semi-annual reports provide the most recent financial reports and portfolio listings. The annual report contains a discussion of the market conditions and investment strategies that affected the Fund's performance during the Fund's last fiscal year.
      You can obtain a free copy of the SAI and Annual and Semi-Annual Reports, request other information, or make general inquiries about the Fund by calling the our shareholder services (toll-free) at (877) 420-4440 or by writing to:

STEWART CAPITAL MID CAP FUND
c/o UMB Fund Services, Inc.
803 West Michigan Street
Milwaukee, WI 53233

      You can review and copy information, including the Fund's reports and SAI, at the Public Reference Room of the SEC in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling (202) 942-8090. Shareholder reports and other information about the Fund are also available:

      Free of charge from the SEC's EDGAR database on the SEC's Internet website at http://www.sec.gov, or

      For a fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102, or

      For a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

More information may also be available at the Adviser's website:
www.stewartcap.com.

             (Stewart Capital Mutual Funds' SEC Investment Company
                         Act file number is 811-21955.)

                          STEWART CAPITAL MID CAP FUND,
                                 A SERIES OF THE
                          STEWART CAPITAL MUTUAL FUNDS

                       STATEMENT OF ADDITIONAL INFORMATION


                                 APRIL 30, 2008



      THIS STATEMENT OF ADDITIONAL INFORMATION ("SAI") IS NOT A PROSPECTUS. IT CONTAINS INFORMATION IN ADDITION TO THE INFORMATION IN THE STEWART CAPITAL MID CAP FUND'S (THE "FUND") PROSPECTUS. THE FUND'S PROSPECTUS, DATED APRIL 30, 2008, WHICH WE MAY AMEND FROM TIME TO TIME, CONTAINS THE BASIC INFORMATION YOU SHOULD KNOW BEFORE INVESTING IN THE FUND. YOU SHOULD READ THIS SAI TOGETHER WITH THE FUND'S PROSPECTUS.
      FOR A FREE COPY OF THE CURRENT PROSPECTUS OR ANNUAL REPORT, CONTACT YOUR INVESTMENT REPRESENTATIVE, GO TO WWW.STEWARTCAP.COM, OR CALL (877) 420-4440.

CONTENTS                                                                    PAGE
Fund History and Classification...................................
Investment Strategies and Risks...................................
Certain Fund Policies ............................................
Disclosure of Portfolio Holdings..................................
Management of the Fund............................................
Ownership of Fund Shares .........................................
Investment Advisory and Other Services............................
Portfolio Manager Information.....................................
Portfolio Transactions............................................
Compensation to Firms Selling Fund Shares.........................
Processing or Service Fees........................................
Further Information on Purchase of Shares.........................
Tax Matters.......................................................
General Information...............................................
Net Asset Value...................................................
Explanation of Rating Categories..................................
Registration Statement............................................
Financial Statements..............................................

                         FUND HISTORY AND CLASSIFICATION

      The name of the fund is Stewart Capital Mid Cap Fund, which is a diversified series of the Stewart Capital Mutual Funds (the "Trust"). The Trust, an open-end, diversified management investment company, commonly called a mutual fund, was organized in Delaware on September 22, 2006 and registered with the Securities and Exchange Commission (the "SEC"). The Fund's investment adviser is Stewart Capital Advisors, LLC (the "Adviser").

      The Trust currently offers one series of shares of common stock, which is the Fund. The Fund offers Class A shares. The Board of Trustees (the "Board") may from time to time establish additional series or classes of shares without the approval of shareholders. The assets of each series belong only to that series, and the liabilities of each series are borne solely by that series and no other.

      Each share represents a proportionate interest in the Fund's assets. All shares have the same voting and other rights and preferences. The shares have noncumulative voting rights. For elections of members of the Board, this gives holders of more than 50% of the shares the ability to elect all of the members of the Board. If this happens, holders of the remaining shares entitled to vote will not be able to elect anyone to the Board.

      The Fund does not intend to hold annual shareholder meetings and is not required to do so. The Fund may hold special meetings, however, for matters requiring shareholder approval. A special meeting may also be called by the Board and certain officers in their discretion.

                         INVESTMENT STRATEGIES AND RISKS

      Generally, the policies and restrictions discussed in this SAI and in the prospectus apply when the Fund makes an investment. In most cases, the Fund is not required to sell a security because circumstances change and the security no longer meets one or more of the Fund's policies or restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities will not be considered a violation of the restriction or limitation.

      If a bankruptcy or other extraordinary event occurs concerning a particular security the Fund owns, the Fund may receive stock, real estate, or other investments that the Fund would not, or could not, buy. If this happens, the Fund intends to sell such investments as soon as practicable while trying to maximize the return to shareholders.

      The Fund has adopted certain investment restrictions as fundamental policies. A fundamental policy may only be changed if the change is approved by
(i) more than 50% of the Fund's outstanding shares or (ii) 67% or more of the Fund's shares present at a shareholder meeting if more than 50% of the Fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less.

      The following investment policies and restrictions supplement those set forth above and in the prospectus. Whenever any investment restriction (other than restrictions related to borrowing and to illiquid securities) states a maximum percentage of the Fund's assets which may be invested in any security or other asset, it is intended that such maximum percentage limitation be determined immediately after and as a result of the Fund's acquisition of such securities or other assets. Accordingly, any later increase or decrease in percentage beyond the specified limitation resulting from a change in values or net assets will not be considered a violation of any such maximum.

OTHER INVESTMENT PRACTICES

      While the Fund does not anticipate utilizing them on a regular basis, the Fund may from time to time employ the following investment practices.

      ILLIQUID SECURITIES. The Fund will limit its investment in illiquid securities to no more than 15% of Fund net assets. For this purpose, illiquid securities are securities restricted as to disposition under Federal securities laws and include, among others, (a) direct placements or other securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers), and (b) repurchase agreements not terminable within seven days. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation. This restriction will not apply to securities purchased pursuant to Rule 144A.

      Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act") and securities which are otherwise not readily marketable. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and may thereby experience difficulty satisfying redemptions within seven days. A mutual fund may also have to register such restricted securities in order to dispose of them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

      In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including foreign securities. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

      Rule 144A under the Securities Act allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by the Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices.

      The Adviser, acting under the supervision of the Board, will monitor the liquidity of restricted securities in the Fund's portfolio that are eligible for resale pursuant to Rule 144A. In reaching liquidity decisions, the Adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers making quotations to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) the number of dealers undertaking to make a market in the security; (5) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (6) any applicable SEC interpretation or position with respect to such type of securities.

      MASTER LIMITED PARTNERSHIPS ("MLPs"): A master limited partnership, or "MLP," is a publicly traded company organized as a limited partnership and treated as a partnership for federal income tax purposes. MLPs generally operate in the natural resource, financial services, and real estate industries. MLPs combine the tax advantages of a partnership with the liquidity of a publicly traded stock. MLP income is generally not subject to entity-level tax. Instead, an MLP's income, gain, loss, deductions and other tax items pass through to unitholders. Although unitholders are generally limited in their liability, similar to a corporation's shareholders, creditors typically have the right to seek the return of distributions made to unitholders if the liability in question arose before the distribution was paid. This liability may stay attached to the unitholder even after the units are sold. The Fund intends to invest in MLPs only to an extent and in a manner consistent with the Fund's qualification as a regulated investment company.

      Investing in MLPs involves certain risks related to investing in the underlying assets of the MLPs and risks associated with pooled investment vehicles. MLPs holding credit-related investments are subject to interest rate risk and the risk of default on payment obligations by debt issuers. MLPs that concentrate in a particular industry or a particular geographic region are subject to risks associated with such industry or region. Investments held by MLPs may be relatively illiquid, limiting the MLPs' ability to vary their portfolios promptly in response to changes in economic or other conditions. MLPs may have limited financial resources, their securities may trade infrequently and in limited volume, and they may be subject to more abrupt or erratic price movements than securities of larger or more broadly based companies.

      COVERED OPTIONS. The Fund may purchase put and call options on securities, stock indices, interest rate indices, commodity indices, and/or foreign currencies. These transactions will be undertaken only for the purpose of reducing risk to the Fund; that is, for "hedging" purposes. The total market value of securities covering call or put options may not exceed 25% of the Fund's total assets. No more than 5% of the Fund's total assets will be committed to premiums when purchasing call or put options. The Fund will write options only if they are

"covered." In the case of a call option on a security, the option is "covered" if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or other liquid assets in such amount are segregated) upon conversion or exchange of the securities held by the Fund. For a call option on an index or currency, the option is covered if the Fund segregates liquid assets in an amount equal to the contract value of the index or currency. A call option is also covered if the Fund holds a call on the same security, index or currency as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated liquid assets. A put option on a security, currency or index is "covered" if the Fund segregates liquid assets equal to the exercise price. A put option is also covered if the Fund holds a put on the same security, currency or index as the put written where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated liquid assets. A straddle will be covered when sufficient assets are deposited to meet the Fund's immediate obligations. The Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is "in the money."

      If an option written by the Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security, currency or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires. The Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security, currency or index in relation to the exercise price of the option, the volatility of the underlying security, currency or index, and the time remaining until the expiration date. The premium paid for a put or call option purchased by the Fund is an asset of the Fund. The premium received for an option written by the Fund is recorded as a deferred credit. The value of an option purchased or written is marked to market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked price.

      There are several risks associated with options transactions. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill it obligations as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price. If a put or call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains equal to or greater than the exercise price (in the case of a put) or remains less than or equal to the exercise price (in the case of a call), the Fund will lose its entire investment in the option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. If the Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. If the Fund were unable to close out a covered call option that it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. If trading were suspended in an option purchased by the Fund, the Fund would not be able to close out the option. If restrictions on exercise were imposed, the Fund might be unable to exercise an option it had purchased. Except to the extent that a call option on an index written by the Fund is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of the Fund's securities during the period the option was outstanding.

      STOCK INDEX FUTURES. The Fund may purchase and sell stock index futures contracts. A stock index assigns relative values to the common stocks comprising the index. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of liquid assets equal to a specified dollar amount multiplied by the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying stocks in the index is made. The Fund will not purchase and sell options on stock index futures contracts.

     In connection with its purchase of stock index futures contracts the Fund will deposit in a segregated account with the Fund's custodian an amount of liquid assets equal to the market value of the futures contracts less any amounts maintained in a margin account with the Fund's broker.

      The Fund has claimed an exclusion from the definition of "commodity pool operator" under the Commodity Exchange Act and therefore is not subject to registration or regulation as a pool operator under that Act.

      CONVERTIBLE SECURITIES AND WARRANTS: The Fund may invest in debt or preferred equity securities convertible into, or exchangeable for, equity securities. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. Some convertibles combine higher or lower current income with options and other features. Warrants are options to buy a stated number of shares of common stock at a specified price anytime during the life of the warrants (generally, two or more years). Warrants can be highly volatile, have no voting rights, and pay no dividends.

      Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which generally provide a stable stream of income with yields that are generally higher than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P or Fitch and comparable unrated securities as determined by the Adviser may share some or all of the risks of non-convertible debt securities with those ratings.

      REAL ESTATE INVESTMENT TRUSTS ("REITs"). When deemed appropriate by the Adviser, the Fund may invest up to 5% of its net assets in securities of REITs. REITs are publicly traded corporations or trusts that specialize in acquiring, holding and managing residential, commercial or industrial real estate. A REIT is not taxed at the entity level on income distributed to its shareholders or unitholders if it distributes to shareholders or unitholders at least 90% of its taxable income for each taxable year and complies with regulatory requirements relating to its organization, ownership, assets and income.

      Equity REITs will be affected by changes in the values of and incomes from the properties they own, while mortgage REITs may be affected by the credit quality of the mortgage loans they hold. REITs are subject to other risks as well, including the fact that REITs are dependent on specialized management skills which may affect their ability to generate cash flow for operating purposes and to make distributions to shareholders or unitholders. REITs may have limited diversification and are subject to the risks associated with obtaining financing for real property. A REIT can pass its income through to shareholders or unitholders without any tax at the entity level if it complies with various requirements under the Internal Revenue Code. There is the risk that a REIT held by the Fund will fail to qualify for this tax-free pass-through treatment of its income. By investing in a REIT indirectly through a fund, in addition to bearing a proportionate share of the expenses of the Fund, you will also indirectly bear similar expenses of the REIT in which the Fund invests.

      LENDING OF PORTFOLIO SECURITIES. The Fund may seek to increase income by lending portfolio securities. Under present regulatory policies, such loans are required to be secured continuously by collateral consisting of liquid assets maintained in an amount at least equal to the market value of the securities loaned. A principal risk in lending portfolio securities, as with other collateralized extensions of credit, consists of the possible loss of rights in the collateral should the borrower fail financially. In addition, the Fund will be exposed to the risk that the sale of any collateral realized upon the borrower's default will not yield proceeds sufficient to replace the loaned securities. The Fund has the right to call such a loan and obtain the securities loaned or equivalent securities at any time on five days' notice. During the existence of a loan, the Fund will receive the income earned on investment of the collateral. Any such investment on collateral will be subject to the Fund's investment risks. The aggregate value of the securities loaned by the Fund may not exceed 33 1/3% of the value of the Fund's net assets (including collateral for any stock loaned).

      INVESTMENTS IN OTHER INVESTMENT COMPANIES. The Fund may invest in the securities of other investment companies, including exchange-traded funds, to the extent permitted under the Investment Company Act of 1940, as amended (the "1940 Act") or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities. The Fund's investment in other investment companies will be limited by the requirements of Section 12(d) of the 1940 Act, to the extent applicable, which sets forth certain limitations regarding investment companies investing in other investment companies. Section 12(d)(1) prohibits the Fund from acquiring: (i) more than 3% of another investment company's voting stock; (ii) securities of another investment company with a value in excess of 5% of the Fund's total assets; or (iii) securities of such other investment company and all other investment companies owned by the Fund having a value in excess of 10% of the Fund's total assets. In addition, Section 12(d)(1) prohibits another investment company from selling its shares to the Fund if, after the sale: (i) the Fund owns more than 3% of the other investment company's voting stock or (ii) the Fund and other investment companies, and companies controlled by them, own more than 10% of the voting stock of such other investment company.

      EXCHANGE-TRADED FUNDS. Exchange-traded funds ("ETFs") are exchange-traded investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. The market prices of index-based investments will fluctuate in accordance with both changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company's shares on the exchange upon which their shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things. Shares of ETFs have many of the same risks as direct investments in common stocks or bonds. In addition, their market value is expected to rise and fall as the value of the underlying index or bond rises and falls. The market value of their shares may differ from the net asset value (the "NAV") of the particular fund.

      As a shareholder in an investment company, including an ETF, the Fund would bear its ratable share of that entity's expenses, including its advisory and administration fees. At the same time, the Fund would continue to pay its own investment management fees and other expenses. As a result, the Fund and its shareholders, in effect, will be absorbing duplicate levels of fees with respect to investments in other investment companies.

                              CERTAIN FUND POLICIES

      The following restrictions may not be changed without a vote of a majority of the Fund's outstanding voting securities. The approval of a majority of the Fund's outstanding voting securities means the affirmative vote of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are present in person or by proxy, or (ii) more than 50% of the outstanding shares, whichever is less.

      As a matter of fundamental policy, the Fund may not:

      (a) concentrate more than 25% of its net assets in any particular industry or group of related industries;

      (b) Borrow money or issue senior securities, except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction. Under the 1940 Act as currently in effect, the Fund is not permitted to issue senior securities, except that the Fund may borrow from any bank if immediately after such borrowing the value of the Fund's total assets is at least 300% of the principal amount of all of the Fund's borrowings (i.e., the principal amount of the borrowings may not exceed 33 1/3% of the Fund's total assets). In the event that such asset coverage shall at any time fall below 300% the Fund shall, within three days thereafter (not including Sundays and holidays) reduce the amount of its borrowings to an extent that the asset coverage of such borrowing shall be at least 300%. For purposes of this restriction, margin and collateral arrangements, including, for example, with respect to permitted borrowings, options, futures contracts, options on futures contracts and other derivatives such as swaps are not deemed to involve the issuance of a senior security;

      (c) make loans except through (i) the purchase of debt obligations in accordance with its investment objective and policies; (ii) the lending of portfolio securities; (iii) the use of repurchase agreements; or (iv) the making of loans to affiliated funds as permitted under the 1940 Act, the rules and regulations thereunder (as such statutes, rules or regulations may be amended from time to time), or by guidance regarding, and interpretations of, or exemptive orders under, the 1940 Act. The 1940 Act does not currently permit the Fund to make loans unless the loan is authorized by the vote of the majority of the Fund's outstanding voting securities and the loan is made in accordance with the recitals of policy contained in the fund's registration statement When the Fund loans its portfolio securities, the obligation on the part of the Fund to return collateral upon termination of the loan could be deemed to involve the issuance of a senior security within the meaning of Section 18(f) of the 1940 Act. In order to avoid violation of Section 18(f), the Fund may not make a loan of portfolio securities if, as a result, more than one-third of its total asset value (at market value computed at the time of making a loan) would be on loan;

      (d) purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. This restriction does not prohibit the Fund from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business;

      (e) purchase or sell commodities regulated by the Commodity Futures Trading Commission under the Commodity Exchange Act or commodities contracts except for futures contracts and options on futures contracts; or

      (f) act as an underwriter of securities, except that the Fund may acquire restricted securities under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act.

Non-Fundamental Investment Policy

      The Fund may not purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of portfolio transactions, and the Fund may make margin payments in connection with futures contracts, options, forward contracts, swaps, caps, floors, collars and other financial instruments.

                        DISCLOSURE OF PORTFOLIO HOLDINGS

Public Disclosure

      The Fund is required to file its complete portfolio holdings schedule with the SEC on a quarterly basis. This schedule is filed with the Fund's annual and semi-annual reports on form N-CSR for the second and fourth fiscal quarters and on Form N-Q for the first and third fiscal quarters. These filings are generally available within sixty days of the end of the Fund's fiscal quarter. Until such time as this information is filed, it will be Nonpublic Holdings Information, as defined below, and subject to the Fund's procedures regarding the disclosure of Nonpublic Holdings Information.

Nonpublic Disclosure

      The Board has adopted policies and procedures (the "Disclosure Policies"), which prohibit the release of information concerning portfolio holdings, or information derived therefrom ("Nonpublic Holdings Information"), that has not been made public through SEC filings. Different exceptions to this prohibition are made depending on the type of third party that receives the Nonpublic Holdings Information. The Disclosure Policies are designed to prevent the use of portfolio holdings information to trade against the Fund, or otherwise use the information in a way that would harm the Fund, and to prevent selected investors from having nonpublic information that will allow them to make advantageous decisions with respect to purchasing and selling Fund shares.

Ongoing Arrangements

      Adviser: Nonpublic Holdings Information and information derived therefrom may be provided on a continuous basis to Adviser employees who have a need to know the information in connection with their job responsibilities, such as investment, compliance, and operations personnel, without prior approval. Such individuals are prohibited from trading on the basis of Nonpublic Holdings Information and are subject to the reporting and monitoring obligations of the Adviser's Code of Ethics and the Fund's Code of Ethics.

      Fund Board of Trustees: Nonpublic Holdings Information and information derived therefrom may be provided on a quarterly or more frequent basis to the Fund's Board of Trustees, particularly in connection with quarterly Board meetings. Such individuals are prohibited from trading on the basis of Nonpublic Holdings Information and are subject to the reporting and monitoring obligations of the Fund's Code of Ethics.

      Fund Service Providers: The Fund's custodian, transfer agent, administrator, distributor, financial printer and the like may receive Nonpublic Holdings Information on a continuous or other periodic basis, provided that such organization has entered into a written agreement with the Fund to maintain the information in confidence and use the information only for the purpose for which it is provided, and not to trade on the basis of such information. Before Nonpublic Holdings Information is provided to a new service provider or a prospective service provider, the Fund's Chief Compliance Officer must approve the provision of the information as being made strictly on a need to know basis and in the best interest of the Fund. Any such determination made during a calendar quarter shall be reported to the Fund's Board of Trustees at the next quarterly meeting.

      The Fund's outside counsel and independent registered public accounting firm may receive Nonpublic Holdings Information in connection with their services to the Fund, particularly with respect to quarterly Board meetings and the annual fund audit. Each of these are subject to pre-existing fiduciary duties or duties of confidentiality arising from established rules of professional responsibility and ethical conduct.

      Fund Ranking and Ratings Organizations: Nonpublic Holdings Information may be provided to organizations that provide mutual fund rankings and ratings, such as Morningstar, Lipper, Moody's, and Standard & Poor's, and to entities that provide investment coverage and/or analytical information regarding the Fund's portfolio, provided that the recipient has entered into a written agreement with the Fund to maintain the information in confidence and use the information only for the purpose for which it is provided, and not to trade on the basis of any such information that is material nonpublic information. The Fund's Chief Compliance Officer will maintain a list of all such rankings or ratings organizations to which such information is provided, and must approve the addition of any new such rankings or ratings organizations. The Fund may not receive any compensation for providing this information. The Fund may provide portfolio information to these organizations on either a monthly or quarterly basis but not prior to ten business days following the end of the period.

Other Circumstances

      When Required by Applicable Law: Nonpublic Holdings Information may be disclosed to any person as required by applicable laws, rules and regulations. For example, such information may be disclosed in response to regulatory requests for information or in response to legal process in litigation matters. The Fund's Chief Compliance Officer must approve the provision of such information and report on any such provision at the next quarterly Board of Trustees meeting.

      Disclosure to Investors, Prospective Investors, and Investor Consultants:
Nonpublic Holdings Information may not be provided to investors, prospective investors or investor consultants without prior approval of the Fund's Chief Compliance Officer. The Chief Compliance Officer will only approve such disclosure after (1) concluding that disclosure is in the best interests of the Fund and its shareholders, (2) considering any conflict of interest between the Fund and its shareholders on the one hand and the Adviser and the Adviser's affiliates on the other hand, and (3) the recipient has agreed in writing to maintain the confidentiality of the Nonpublic Holdings Information and not to trade on the basis of any such information that is material nonpublic information. If the Chief Compliance Officer determines that there is a conflict of interest between the Fund and its shareholders on the one hand and the Adviser on the other hand, he or she will approve such disclosure only if he or she determines that such conflict is materially mitigated by the execution of a confidentiality agreement and that, despite such conflict of interest, disclosure is in the best interests of the Fund and its shareholders. The Fund's Chief Compliance Officer is responsible for the creation of a written record that states the basis for the conclusion that the disclosure is in the best interests of the Fund and its shareholders and reporting on such disclosure at the next quarterly Board of Trustees meeting.

      Disclosure of Limited Holdings: Portfolio managers, analysts and other personnel of the Adviser may discuss limited portfolio information, such as recent purchases or sales or certain current holdings, in interviews with members of the media, or in due diligence or similar meetings with clients or prospective purchasers of Fund shares or their representatives without prior approval. The securities subject to these views and statements may be ones that were purchased or sold since the Fund's most recent quarter-end and therefore may not be reflected on the list of the Fund's most recent quarter-end portfolio holdings disclosed in its SEC filings. In no case will a material number of portfolio holdings be provided that have not yet been filed with the SEC unless the Chief Compliance Officer has approved the disclosure based in part on the recipient having agreed in writing to maintain the confidentiality of such information and not to trade on the basis of any such information which is material nonpublic information.

      In addition, brokers and dealers may be provided with individual portfolio holdings in order to obtain bids or bid and asked prices (if securities held by the Fund are not priced by the Fund's regular pricing services) or in connection with portfolio transactions.

      No Compensation or Consideration. Neither the Fund, nor its Adviser or any director, officer or employee of either will solicit or accept any compensation or other consideration in connection with the disclosure of Nonpublic Holdings Information.

      The Fund's Chief Compliance Officer must provide a quarterly report to the Fund's Board of Trustees addressing these policies and procedures.

                             MANAGEMENT OF THE FUND

      The Fund has a Board of Trustees. Each Trustee will serve until that person resigns and/or a successor is elected and qualified. The Board is responsible for the overall management of the Fund, including general supervision and review of the Fund's investment activities. The Board, in turn, elects the officers of the Fund who are responsible for administering the Fund's day-to-day operations. The name, age and address of the officers and Board members, as well as their positions with the Fund, and principal occupations during the past five years are shown below. The Fund is the only portfolio overseen by each Trustee.

INDEPENDENT TRUSTEES

NAME, YEAR OF BIRTH, AND       LENGTH OF TIME    PRINCIPAL        OCCUPATION DURING         OTHER DIRECTORSHIPS
ADDRESS                           SERVED*        POSITION          PAST FIVE YEARS                SERVED
----------------------------   ---------------   ---------   ----------------------------  -----------------------
Debbie Shuster, 1962           Since Inception   Trustee     Business Consultant, DSK      None
                                                             Consultants, 2003-Present

Stewart Capital Mutual Funds                                 President/General Manager,
800 Philadelphia Street                                      Shuster Chrysler, 2001-2003
Indiana, PA 15701

Brian A. Maxwell, 1966         Since Inception   Trustee     Investment Consultant,GBS     None
                                                             Investment Consulting, 1999-
Stewart Capital Mutual Funds                                 Present
800 Philadelphia Street
Indiana, PA 15701

Gayland B. Cook, 1952          Since Inception   Trustee     Managing Director, Seneca     Director, Gateway Bank
                                                             Capital Management, 1996-        of Pennsylvania
Stewart Capital Mutual                                       Present
Funds
800 Philadelphia Street
Indiana, PA 15701

                      INTERESTED TRUSTEE AND FUND OFFICERS

NAME, YEAR OF BIRTH, AND       LENGTH OF TIME     PRINCIPAL         OCCUPATION DURING           OTHER DIRECTORSHIPS
ADDRESS                            SERVED*        POSITION            PAST FIVE YEARS                SERVED***
----------------------------   ---------------   ----------   -------------------------------   -------------------
Malcolm E. Polley, 1962        Since Inception   Trustee,     Executive Vice                          None
                                                 President    President/Chief Investment
Stewart Capital Advisors,                                     Officer, S&T Wealth
LLC,                                                          Management Group
800 Philadelphia Street,
Indiana, PA 15701
                                                              President/Chief Investment
                                                              Officer, Stewart Capital
                                                              Advisors, LLC

Timothy P. McKee, 1960         Since Inception   Treasurer,   Vice President/Senior Financial          **
                                                 Secretary    Officer, S&T Bank

S&T Bank,
 800 Philadelphia Street,
Indiana, PA 15701

Julie A. Cahoy, 1958           Since Inception   Chief        Financial and Operations                 **
                                                 Compliance   Principal, Allison-Williams
Allison-Williams Company,                        Officer      Company
90 S.7th Street, Suite 3850,
Minneapolis, MN 55402

Jeffrey A. Betchwars, 1952      Since Inception  Assistant    Vice President/ Investment               **
                                                 Secretary    Banker, Allison-Williams
Allison-Williams Company,                                     Company
90 S. 7th Street, Suite
3850, Minneapolis, MN 55402                                   CEO/President/Director,Marxen
                                                              Systems Inc.,8/03-Present

                                                              CEO/President/Director,
                                                              Executive Management
                                                              Services, Inc., 11/03-Present

                                                              CFO/Director, First National

                                                              Bank, 5/03-11/03

                                                              President/CEO/Director, First
                                                              Commercial Bank, 7/99-12/02

----------
*     Commencement of the Fund's operations in December 2006.

**    N/A for Fund officers.

      Interested Board Trustees and Fund officers are not compensated by the Fund. The Fund pays independent Board Trustees $4,000 per year, plus $1,000 per Board of Trustees' meeting attended. When committee meetings take place at the same time and location as a full board meeting, Board Trustees who attend will receive $1,000 total for attending both. The following table provides an estimate of the total fees the Fund paid the Trustees through December 31, 2007.

                       ESTIMATED
                       AGGREGATE
                      COMPENSATION
NAME                FROM THE FUND(1)
-----------------   ----------------
Debbie Shuster          $6,000
Brian A. Maxwell        $8,000
Gayland B. Cook         $8,000
Malcolm E. Polley       $    0

      Independent Board Trustees are reimbursed by the Fund for expenses incurred in connection with attending board meetings.

      The following tables provide the estimated dollar range of equity securities beneficially owned by the Trustees of the Fund on December 31, 2007.

                     DOLLAR RANGE OF
                         SHARES
NAME                   IN THE FUND
-----------------    ---------------
Malcolm E. Polley   $10,000 - $50,000

                         $1 - $10,000
Debbie Shuster

Brian A. Maxwell         $1 - $10,000

Gayland B. Cook          $1 - $10,000

BOARD COMMITTEE

      The Board has created an audit committee whose members consist of Debbie Shuster, Brian A. Maxwell, and Gayland B. Cook, each of whom is an independent trustee. The primary functions of the audit committee are to select the independent registered public accounting firm to be retained to perform the annual audit of the Fund, to review the results of the audit, to review the Fund's internal controls, to approve in advance all permissible non-audit services performed by the independent auditors and to review certain other matters relating to the Fund's independent registered public accounting firm and financial records. The audit committee met once during the fiscal year ended December 31, 2007. The Board has no other committees.

CODE OF ETHICS

      The Fund, the Adviser and the Fund's distributor have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. Under the codes of ethics, employees who are designated as access persons may engage in personal securities transactions, but access persons of the Fund and the Adviser are restricted from purchasing securities that are being considered for the Fund, and access persons of the Fund, the Adviser, or the Fund's distributor are restricted from purchasing securities that are currently held by the Fund. The personal securities transactions of access persons of the Fund, and the Adviser will be governed by the codes of ethics. The Fund's and the Adviser's codes of ethics are on file with, and available from, the SEC.

PROXY VOTING POLICIES AND PROCEDURES

      The Board has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Adviser, in accordance with the Proxy Voting Policies and Procedures (the "Policies") adopted by the Adviser, which are set forth below. These guidelines are not an exhaustive list of all the issues that may arise and the Adviser cannot anticipate all future situations.

              STEWART CAPITAL PROXY VOTING POLICIES AND PROCEDURES

This policy applies to the voting of proxies representing securities held in client accounts over which the Adviser has discretionary authority and/or voting authority. The Adviser's general policy is to represent and vote proxies in a manner that best serves the long-term interests of its clients. The following are specific guidelines for the voting of proxies:

Conflict of Interest:

Before voting any proxy for clients, the Adviser shall first determine whether any conflict of interest exists based on transactions between the Adviser, its affiliates or its officers or employees and the issuer of the security. If a conflict is determined to exist, the Adviser will contact the client to disclose the conflict and obtain the client's consent to the Adviser voting the proxy or direction as to voting the proxy.

In all cases where no conflict exists, proxies will generally be voted in accordance with the following guidelines:

Routine Matters:

Generally, routine-matter proposals will be voted in accordance with management. A "routine matter" is defined as one including, but not limited to:

      -     Uncontested election of directors;

      -     Appointment of accountants and auditors;

      -     Stock splits or stock dividends;

      -     Social issues.

Non-Routine Matters:

Non-routine matter proposals will be considered on a case by case basis according to the general merits of the proposal.

In certain circumstances, it may be in the shareholders' best interests to vote contrary to management's recommendations. The following NON-ROUTINE proxy issues are generally VOTED AGAINST MANAGEMENT direction:

      - Motion to elect all members of a company's Board of Directors on an annual basis.

      - Motion to classify or de-classify the Board of Directors. (A classified Board divides the Board into two or more classes in order to make it more difficult to remove/replace the Board in a proxy fight or takeover.)

      - Motion to eliminate or enact cumulative voting. (Cumulative voting allows shareholders to vote all of their share votes for one or more Board Members. (XYZ Co. has five Board members. Jane Doe has 100 shares XYZ Co. she then could place 500 votes for one Board member under a cumulative voting plan).

      - Motion to enact or repeal a shareholder rights plan (poison pill). (Shareholder rights plans serve to entrench management and are not viewed as being in the best interests of shareholders.)

      - Motion to repeal super-majority voting. Some companies impose a super-majority (greater that 60% in favor) in order to approve certain actions (i.e. corporate takeovers offers, cumulative voting rights, repeal of poison pill, etc.) rather that a customary simple majority. Super-majority rules are not viewed as being in the interests of shareholders.

      -     Motion to discharge the Board of Directors from liability.

      -     Motion to impose term limits on directors.

      -     Motion to limit the number of directors on the Board of Directors.

      - Motion to preclude auditors from performing non-audit functions/services.

      - Motion to transition composition of audit committee to independent directors.

      - Motion to transition composition of Board of Directors to independent directors.

      - Motion to transition composition of "key committees" to independent director.

      - Motion to require shareholder approval of severance agreements, also known as "Golden Parachutes."

The following NON-ROUTINE proxy issues are generally VOTED IN FAVOR OF
MANAGEMENT:

      -     Motion to ratify appointment/selection of auditors/accountants

      -     Motion to impose a code of conduct

      -     Motion to disclose or mandate charitable contributions

      - Motion to terminate use of or research on genetically modifies organisms

      -     Motion to limit executive compensation

      -     Motion to endorse the Ceres Principles or restrict labor practices

      -     Motion regarding corporate welfare

      -     Motion to limit price increases

      -     Motion to require multiple candidates for each board position

Other non-routine proxy issues not covered by procedure are to be brought before the Investment Committee and determined on a case-by-case basis.

The Adviser shall disclose to clients how they can obtain information on how their securities were voted. The Adviser is required under federal securities laws to retain the following records:

      -     Proxy voting policies and procedures

      -     Proxy statements received for client securities

      -     Records of votes cast on behalf of clients

      - Records of written requests from clients for proxy voting information

      - Any documents prepared by the Adviser that were material in making a proxy voting decision or that memorialized the basis for the decision.

Note: Different or additional considerations or policies may be required under ERISA in the event the Adviser advises a client that it is a qualified benefit plan subject to ERISA.

                            OWNERSHIP OF FUND SHARES

      As of December 31, 2007, the Trustees and Fund officers, as a group, owned of record and beneficially .42% of the outstanding shares of the Fund.


      Generally, any person who owns beneficially, either directly or through one or more controlled companies, more than 25% of the voting securities of a Fund is presumed to control that Portfolio. A person who controls a Fund may be able to determine the outcome of any Fund submitted to a vote of shareholders. The following shareholders owned of record or beneficially 25% or more of the indicated Fund's shares outstanding as of December 31, 2007:



     The following shareholders owned of record or beneficially 5% or more of the Fund's outstanding shares as of December 31, 2007.


                                               PERCENTAGE
                                            OWNERSHIP OF THE
NAME                                              FUND
-------------------------                ----------------------
Jasco & Co                                         91%



                     INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER

      The Fund's investment adviser is Stewart Capital Advisors, LLC. The Adviser is a wholly-owned subsidiary of S&T Bank, which provides a full range of financial services to businesses and individuals in Western Pennsylvania. S&T Bank in turn is a wholly-owned subsidiary of S&T Bancorp, Inc., a financial holding company headquartered in Indiana, Pennsylvania. The Adviser and its direct and indirect corporate parents are located at 800 Philadelphia Street, Indiana, Pennsylvania 15701. Malcolm E. Polley, the Fund's portfolio manager, is also the Fund's President and one its Trustees, is President and Chief Investment Officer of the Adviser and serves as Chief Investment Officer of S&T Bank's Wealth Management Group. More information concerning Mr. Polley is set forth below in the section "Portfolio Manager Information".

      Subject to the general supervision of the Board, the Adviser provides investment advisory services to the Fund pursuant to the Advisory Agreement between the Fund and the Adviser.

      The Adviser provides investment research and portfolio management services, and selects the securities for the Fund to buy, hold or sell. The Adviser also selects the brokers who execute the Fund's portfolio transactions. The Adviser provides periodic reports to the Board, which reviews and supervises the Adviser's investment activities. To protect the Fund, the Adviser and its officers, directors and employees are covered by fidelity insurance. The Advisory Agreement remains in effect for a period of two years from the date of its effectiveness. Subsequently, the Advisory Agreement must be approved at least annually by the Board or by majority vote of the shareholders, and in either case by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party.

      The Advisory Agreement is terminable without penalty by the Board or by majority vote of the Fund's outstanding voting securities (as defined by the 1940 Act) on 60 days' written notice by either party and will terminate automatically upon assignment.

      The Adviser manages other client accounts and anticipates that it will manage other pooled investment vehicles in the future. The Adviser may give advice and take action with respect to any of the other funds or client accounts it manages, or for its own account, that may differ from action taken by the Adviser on behalf of the Fund. Similarly, with respect to the Fund, the Adviser is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the Adviser and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The Adviser is not obligated to refrain from investing in securities held by the Fund or other funds it manages.

      The Fund pays the Adviser a monthly fee equal to an annual rate of .70% of the average daily net assets of the Fund. The fee is computed at the close of business on the last business day of each month according to the terms of the management agreement.

      The Fund is responsible for its own operating expenses. Pursuant to an Expense Limitation Agreement, the Adviser has agreed to reduce its fees and/or pay expenses of the Fund to ensure that the total amount of Fund normal operating expenses does not exceed 1.50% of the Fund's average daily net assets until December 31, 2008. The Adviser is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years. Any such reimbursement will be reviewed and approved by the Board of Trustees. The Fund must pay its current ordinary operating expenses before the Adviser is entitled to any reimbursement of fees and/or expenses. In addition, any such reimbursement from the Fund to the Adviser will be subject to the applicable limitation on Fund expenses.

      Advisory fees paid by the Fund to the Adviser amounted to $0 for the fiscal period ending December 31, 2007. Advisory fees for the same period would have been $53,739 without the Expense Limitation Agreement.

                          PORTFOLIO MANAGER INFORMATION

      Malcolm E. Polley, Charles G. Frank, Matthew A. Di Filippo, Jonathan V. Pavlik and Helena Rados are primarily responsible for the management of the Fund's portfolio and have responsibility for the day-to-day management of the Fund.

OTHER ACCOUNTS MANAGED

      The following table provides information relating to other accounts managed by the portfolio managers as of December 31, 2007. To the extent that any of the accounts pay advisory fees based on account performance, information on those accounts is separately listed.

                                                                         Number of Accounts and Total Assets for
                             Number of Other Accounts Managed                               Which
                               And Total Assets by Account Type              Advisory Fee is Performance-Based

                                           Other                                           Other
                        Registered        Pooled                          Registered       Pooled
                        Investment      Investment         Other          Investment     Investment      Other
                        Companies        Vehicles        Accounts         Companies       Vehicles      Accounts
Malcolm E. Polley                                               340
                            0                0         $384,878,089            0              0             0

Charles G. Frank            0                0                  298
                                                       $178,880,782            0              0             0

Matthew A. Di Filippo                                           306
                            0                0         $161,759,382            0              0             0

Jonathan V. Pavlik                                              273
                            0                0         $ 79,226,921            0              0             0

Helena Rados                                                    195
                            0                0         $ 10,316,094            0              0             0

CONFLICTS THAT EXIST AS A RESULT OF MANAGING OTHER ACCOUNTS

      As an investment adviser and fiduciary, the Adviser owes its clients and Fund shareholders an undivided duty of loyalty. The Adviser recognizes that conflicts of interest are inherent in its business and accordingly has developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest. The Fund's portfolio manager manages multiple accounts. The Adviser has adopted policies and procedures regarding brokerage and trade allocation and allocation of investment opportunities that it believes are reasonably designed to address potential conflicts of interest associated with managing multiple accounts for multiple clients.

COMPENSATION

      The following describes the structure and method of calculating the portfolio managers' compensation as of December 31, 2007.

      All portfolio managers' compensation consists of a competitive base salary and discretionary bonuses. The discretionary bonuses are based on the performance of the Adviser, the performance of the investment portfolios each respective portfolio manager manages, and S&T Wealth Management Group's sales.

DISTRIBUTOR AND DISTRIBUTION PLAN

      Grand Distribution Services, LLC (the "Distributor"), 803 West Michigan Street, Milwaukee, Wisconsin 53233, acts as distributor for the Fund. The Distributor offers shares of the Fund on a continuous basis, reviews advertisements of the Fund and acts as liaison for the Fund's broker-dealer relationships. The Distributor is not obligated to sell any certain number of shares of the Fund. The Distribution Agreement is effective for an initial term of one year and shall continue in effect for successive one-year periods, provided such continuance is specifically approved at least annually by the Board of Trustees or vote of a majority of outstanding shares of the Fund.


                                              UNDERWRITING COMMISSIONS
                                                 (AGGREGATE AMOUNT)
                                              -------------------------
                                              FOR THE FISCAL YEAR ENDED
                                                     DECEMBER 31,
                                              -------------------------
       FUND                                             2007
       -------------------------------        -------------------------
       STEWART CAPITAL MID CAP FUND                    $15,346


      Rule 12b-1 under the 1940 Act provides that any payments made by the Fund (or any Class thereof) in connection with the distribution of its shares must be pursuant to a written plan describing all material aspects of the proposed financing of distribution and that any agreements entered into in furtherance of the plan must likewise be in writing. In accordance with Rule 12b-1, the Fund has adopted a 12b-1 Distribution and Service Plan.

      Rule 12b-1 requires that the Distribution Plan (the "Plan") and the Distribution Agreement be approved initially, and thereafter at least annually, by a vote of the Board, including a majority of the independent trustees who have no direct or indirect interest in the operation of the Plan or in any agreement relating to the Plan, cast in person at a meeting called for the purpose of voting on the Plan or agreement. Rule 12b-1 requires that the Distribution Agreement and the Plan provide, in substance:

      (a) that it shall continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually in the manner described in the preceding paragraph;

      (b) that any person authorized to direct the disposition of moneys paid or payable by the Fund pursuant to the Plan or any related agreement shall provide to the Board, and the Board shall review, at least quarterly, a written report of the amounts so expended and the purposes for which such expenditures were made; and

      (c) in the case of a Plan, that it may be terminated at any time by a vote of a majority of the members of the Board who are not interested persons of the Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan or by a vote of a majority of the outstanding voting shares of each affected Class or Classes of the Fund's shares.

      Rule 12b-1 further requires that the Plan may not be amended to increase materially the amount to be spent for distribution without approval by the shareholders of the affected Class or Classes and that all material amendments of the Plan must be approved in the manner described in the paragraph preceding clause (a) above.

      Rule 12b-1 provides that a fund may rely upon Rule 12b-1 only if the selection and nomination of the independent trustees are committed to the discretion of the independent trustees. Rule 12b-1 provides that a fund may implement or continue the Plan only if the trustees who vote to approve the implementation or continuation conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law, and under Sections 36(a) and (b) of the 1940 Act, that there is a reasonable likelihood that each Plan will benefit the Fund and its shareholders. The Board will consider whether there is a reasonable likelihood that the Distribution Plan will benefit the Fund and its shareholders.

      Under the Plan, the Fund pays the Distributor a monthly service fee equal on an annual basis to .25% of the average daily net assets. This fee is designed to compensate the Distributor and certain broker-dealers and financial institutions with which the Distributor has entered into selling arrangements for the provision of certain services to the holders of Fund shares, including, but not limited to, answering shareholder questions, providing shareholders with reports and other information and providing various other services relating to the maintenance of shareholder accounts.

      For the fiscal period ended December 31, 2007, the Fund paid $19,060 in 12b-1 fees as compensation to broker-dealers.

      The Plan requires the Fund and the Distributor to prepare and submit to the Board, at least quarterly, and the Board to review, written reports setting forth all amounts expended under the Plan and identifying the activities for which those expenditures were made.

ADMINISTRATION, FUND ACCOUNTING AND TRANSFER AGENCY SERVICES

      UMB Fund Services, Inc. ("UMBFS") 803 West Michigan Street, Milwaukee, Wisconsin 53233 serves as Fund Co-Administrator pursuant to an Administration and Fund Accounting Agreement with the Fund. As such UMBFS provides all necessary bookkeeping, portfolio accounting services, expense accrual and payment services, fund valuation and financial reporting services, and tax accounting services to the Fund. Under the Administration and Fund Accounting Agreement, UMBFS receives an administration fee from the Fund at an annual rate of 10 basis points on the first $250 million, 7.5 basis points on the next $250 million, 5 basis points on the next $250 million, and 3 basis points on the balance of fund assets. Fees are billed to the Fund on a monthly basis. For the fiscal period ended December 31, 2007, the Fund incurred fees of $60,000 payable to UMBFS pursuant to the Administration and Fund Accounting Agreement.

      UMBFS serves as transfer agent to the Fund pursuant to a Transfer Agency Agreement. Under the Transfer Agency Agreement, UMBFS will provide all of the customary services of a transfer agent and dividend disbursing agent including, but not limited to: (1) receiving and processing orders to purchase or redeem shares; and (2) mailing shareholder reports and prospectuses to current shareholders. UMBFS will receive a transfer agent fee which will be billed on a monthly basis. For the fiscal period ended December 31, 2007, the Fund incurred fees of $57,082 payable to UMBFS pursuant to the Transfer Agency Agreement.

      Allison-Williams Company ("Allison-Williams"), Suite 3850, 90 South Seventh Street Minneapolis, MN 55402-4109 serves as Co-Administrator pursuant to a Co-Administration Services Agreement with the Fund. Pursuant to such Agreement, Allison-Williams provides certain administrative and compliance support services to the Fund. With respect to administrative services, Allison-Williams is responsible for: organizing and coordinating meetings of the Board; selecting, coordinating between and monitoring Fund service providers; providing certain Fund officers; and furnishing advice and recommendations to the Fund generally concerning its affairs. With respect to compliance support services, Allison-Williams is responsible for: providing an individual to serve as the Fund's Chief Compliance Officer upon approval of the Fund's Board of Trustees; coordinating and cooperating in connection with the creation, implementation and ongoing maintenance of the Fund's written compliance polices and procedures; coordinating and providing written annual report on Fund's compliance program; reporting compliance matters to the Board of Trustees, as applicable; and interacting with regulators in connection with any regulatory exams or inspections. For these services, Allison-Williams receives a monthly fee equal to (i) .10% per annum of the Fund's average daily net assets or (ii) $10,416.67 (one twelfth of $125,000), whichever is greater. Allison-Williams is not affiliated with the Adviser or any of its corporate affiliates. Pursuant to separate arrangements, however, Allison-Williams provides certain services to the Fund's Adviser, including assistance in the creation and organization of the Fund, on-going strategic consulting, and compliance support services to the Adviser's Chief Compliance Officer. For the fiscal period ended December 31, 2007, the Fund incurred fees of $125,000 payable to Allison-Williams pursuant to the Co-Administration Services Agreement.

CUSTODIAN

      UMB Bank, n.a., 928 Grand Boulevard, 10th Floor, Kansas City, Missouri 64106, serves as the Fund's custodian (the "Custodian"). The Custodian is responsible for, among other things, safeguarding and controlling the Fund's cash and securities. The Fund pays a monthly fee at the annual rate of 1 basis point on the first $250 million, .8 basis points on the next $250 million, .75 basis points on the next $250 million, .6 basis points on the next $250 million, and .5 basis points on the balance of fund assets. The Custodian is affiliated with the Distributor and UMBFS.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

      PricewaterhouseCoopers, LLP, 225 South Sixth Street, Suite 1400, Minneapolis, Minnesota 55402, an independent registered public accounting firm, provides professional services to the Fund, including audits of the Fund's annual financial statements, assistance and consultation in connection with tax matters, Securities and Exchange Commission filings, and review of the annual income tax returns filed on behalf of the Fund.


        PORTFOLIO TRANSACTIONS: BROKERAGE ALLOCATIONS AND OTHER PRACTICES

      As a fiduciary, the Adviser has an obligation to seek to obtain the best execution of client transactions under the circumstances of the particular transaction. Generally, equity trading orders are processed and executed in the order received. The Adviser provides investment advisory services to many different types of client accounts. Certain portfolio management decisions may affect more than one account, for example when the Adviser decides to take an investment action with respect to all of the accounts we manage. This results in multiple trading orders relating to the same security but for different client accounts. In these cases, the Adviser may combine or aggregate purchase or sale orders for more than one client when the Adviser believes such aggregation is consistent with its duty to seek best execution. Such aggregation may be able to reduce commission costs or market impact on a per-share and per-dollar basis, because larger orders tend to have lower commission costs. The decision to aggregate is only made after the Adviser determines that: it does not intentionally favor any account over another; it does not systematically advantage or disadvantage any account; the Adviser does not receive any additional compensation or remuneration solely as the result of the aggregation; and each participating account will receive the average share price and will share pro rata in the transaction costs. However, there may be occasions when clients may pay disparate transaction costs due to minimum charges per account imposed by either the broker effecting the transaction or the client's custodian. If there is an open order and a subsequent similar order for the same security for a different account is received by the Adviser's trading desk, such subsequent order will generally be aggregated with any remainder of the original order consistent with the considerations set forth above.

      From time to time an aggregated order involving multiple accounts does not receive sufficient securities to fill all of the accounts. If an aggregated order cannot be filled in one day (a "partial fill"), the executed portion of the order is allocated to the participating accounts pro rata on the basis of order size, subject to certain exceptions.

      The Adviser may determine that an order will not be aggregated with other orders for a number of reasons. These reasons may include: the account's governing documents do not permit aggregation; a client has directed that trades be executed through a specific broker-dealer; aggregation is impractical because of specific trade directions received from the portfolio manager, e.g., a limit order; the order involves a different trading strategy; or if the Adviser otherwise determines that aggregation is not consistent with seeking best execution.

      When the Adviser determines that multiple orders cannot be aggregated, the Adviser has adopted procedures that seek to ensure that client account orders are treated fairly and equitably over time. This includes requiring that client order instructions be transmitted to the executing broker at the same time. The Adviser may use other methods to ensure fair and equitable treatment over time, including rotating the execution order of different categories aggregated client orders.

      From time to time, the Adviser places over-the-counter ("OTC") transactions with a broker, which executes the trade as agent, rather than as a market-maker in the security. The Adviser will retain a broker on an OTC trade when the Adviser cannot trade directly with a market-maker or if it is justified under the circumstances and will result in the best price on the trade. To make this determination, the Adviser will contact several sources, including a market-maker, for price quotations to determine if the broker's price really is the most favorable under the circumstances. Under no circumstances does the Adviser "interposition" a broker in such trades for the purpose of generating a commission for such broker.

      On occasion, a mistake may occur in the execution of a trade. As a fiduciary, the Adviser owes clients duties of loyalty and trust, and as such must treat trade errors in a fair and equitable manner. Errors may occur for a number of reasons, including human input error, systems error, communications error or incorrect application or understanding of a guideline or restriction. Examples of errors include, but are not limited to the following: buying securities not authorized for a client's account; buying or selling incorrect securities; buying or selling incorrect amounts of securities; and buying or selling in violation of one of our policies. In correcting trade errors, the Adviser does not: make the client account absorb any financial loss due to the trade error; use soft dollars or directed trades to fix the error; or attempt to fix the error using another client account. To the extent correction of the error results in a loss to the client's account, the Adviser reimburses the account. To the extent correction of the error results in a gain to the client's account, the Adviser allows the client to keep the benefit.

      It is the Adviser's policy to seek the best execution of client security orders at the best security price available with respect to each transaction, in light of the overall quality of brokerage and research services provided to it or its clients. The best price means the best net price without regard to the mix between purchase or sales price and commissions.

      With respect to a specific order, the Adviser seeks to choose the broker most capable of providing the brokerage services necessary in seeking to obtain the best available price and most favorable execution. The Adviser notes the particular characteristics of a security to be traded including relevant market factors. The Adviser will also consider other factors such as: ability to minimize trading costs; level of trading expertise; infrastructure; ability to provide information or services; financial condition; confidentiality provided by broker-dealer; competitiveness of commission rates; evaluations of execution quality; promptness of execution; past history; ability to prospect for and find liquidity; difficulty of trade and security's trading characteristics; size of order; liquidity of market; block trading capabilities; quality of settlements; specialized expertise; overall responsiveness; and willingness to commit capital. All of these considerations (and others as relevant) guide the Adviser in selecting the appropriate venue (e.g., an Electronic Communications Network ("ECN") or Alternative Trading System ("ATS"), a traditional broker, a crossing network, etc.) in which to place an order and the proper tactics with which to trade.

      In selecting a broker, the Adviser may also consider research or brokerage services provided by the broker-dealer, consistent with the requirements of
Section 28(e) of the Securities

Exchange Act of 1934, as amended (the "Securities Exchange Act"), and related interpretative guidance.

      Subject to the criteria of Section 28(e) of the Securities Exchange Act and regulatory guidance from the SEC, the Adviser may pay a broker a brokerage commission in excess of that which another broker might have charged for effecting the same transaction in recognition of the value of the brokerage and research services provided by the broker. In other words, the Adviser may use client commissions or "soft dollars" to obtain research or brokerage services that benefit the Adviser and its accounts. Because the use of client commissions to pay for research or brokerage services for which the Adviser would otherwise have to pay presents a conflict of interest, the Adviser has adopted policies and procedures concerning soft dollars, which addresses all aspects of its use of client commissions and requires that such use be consistent with Section 28(e), provide lawful and appropriate assistance to us in the investment decision-making process, and that the Adviser determine that the value of the research or brokerage service obtained be reasonable in relation to the commissions paid.

      The Adviser may use client commissions to pay for research prepared by broker-dealers who execute client transactions ("proprietary research"), research prepared by third parties but for which executing broker-dealers are obligated to pay ("third-party research") and certain other research or brokerage services. The Fund used no Fund commissions for such purposes during the fiscal period ended December 31, 2007.

      Research services provided by brokers may include information on the economy, industries, groups of securities, individual companies, technical market information, risk measurement analyses, performance analyses and analyses of corporate responsibility issues. Such research services may be received in the form of written reports, telephone contacts and personal meetings with securities analysts. In addition, such research services may be provided in the form of access to various types of computer-generated data, meetings arranged with corporate and industry spokespersons, economists, academicians and government representatives.

      It is possible that research services received for a particular order will not inure to the direct benefit of the client, e.g., the Fund, for which an order is placed. The Adviser has concluded, however, that the aggregate benefits received from all orders will benefit all of its clients. Also, to facilitate best execution of trades, the Adviser may take advantage of order and report processing services offered by brokers who otherwise meet the Adviser's selection criteria. The Adviser reviews all such research and brokerage services annually to determine the reasonableness of the brokerage allocation and/or price for such services. Receipt of products or services other than brokerage or research is not a factor in allocating brokerage.

      Where the Adviser receives both administrative benefits and research and brokerage services from the services provided by brokers, a good faith allocation between the administrative benefits and the research and brokerage services will be made, and the Adviser will pay for any administrative benefits with cash. In making good faith allocations between administrative benefits and research and brokerage services, a conflict of interest may exist by reason of the allocation by the Adviser of the costs of such benefits and services between those that primarily benefit the Adviser and those that primarily benefit clients.

      The Adviser may enter into informal arrangements with various brokers whereby, in consideration for providing research services and subject to Section 28(e), the Adviser will allocate brokerage to those firms, provided that the value of any research and brokerage services is reasonable in relation to the amount of commission paid and subject to best execution. In no case will the Adviser make binding commitments as to the level of the brokerage commissions it will allocate to a broker. Nor does the Adviser "backstop" or otherwise guarantee any broker's financial obligation to a third party for such research or services.

      Under no circumstances does the Adviser consider the marketing efforts of broker-dealers on its or the Fund's behalf or investment opportunities offered by broker-dealers in selecting broker-dealers to execute client trades. The Adviser also has policies and procedures in place to limit and monitor gifts and entertainment received from third parties, including broker-dealers that do business with the Adviser or wish to do business with the Adviser.


                    COMPENSATION TO FIRMS SELLING FUND SHARES

      The Distributor receives all front-end sales charges ("FESCs") and 12b-1 distribution and service fees. These charges are described in detail in the prospectus. The Distributor pays portions of the FESCs and 12b-1 fees to firms authorized to sell Fund shares ("Authorized Firms").

      Reallowance of FESCs. Sales of Fund shares are subject to a FESC. These charges are described in detail in the prospectus. The following table sets forth the FESC amount received by the Authorized Firm with whom your investment executive is associated (as a percentage of the offering price of the shares subject to a FESC):

                                      Sales Charge
                            ----------------------------
                                                                Discount or
                                                               Commission to
                              As % of                      Dealers or Agents of
                            Net Amount    As % of Public    up to % of Offering
Amount Purchased             Invested     Offering Price           Price
-------------------------   ----------    --------------   ---------------------
Up to $100,000                    4.44%             4.25%                4.00%

$100,000 up to $250,000           3.36              3.25                 3.00

$250,000 up to $500,000           2.30              2.25                 2.00

$500,000 up to $1,000,000         1.78              1.75                 1.50

$1,000,000 and above              0.00              0.00                 0.00

      Reallowance of 12b-1 Service and Distribution Fees. In addition to initial compensation paid to Authorized Firms in connection with sales of Fund shares, as described above, the Distributor pays Authorized Firms an annual fee of .25% of each Fund investment.

      From time to time, the Adviser, at its expense, may provide additional compensation to dealers which sell or arrange for the sale of shares of the Fund. Such compensation may include financial assistance to dealers that enable the Adviser to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other dealer-sponsored events. These payments may vary depending upon the nature of the event. As of December 31, 2007, the following institutions receive such payments from the Adviser: National Financial Services.

      To the extent that Fund shares are held through S&T Bank or registered representatives affiliated with S&T Bank, S&T Bank or those individuals may receive distribution and/or shareholder servicing fees from the Fund's distributor.

      Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory organization, such as Financial Industry Regulatory Authority, Inc. ("FINRA"). The Adviser makes payments for events it deems appropriate, subject to the Adviser's guidelines and applicable law.

      You can ask your dealer for information about any payments it receives from the Distributor and any services provided.

                           PROCESSING OR SERVICE FEES

      Broker-dealers may charge their customers a processing or service fee in connection with the purchase or redemption of Fund shares. Each individual dealer determines and should disclose to its customers the amount and applicability of such a fee. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in the prospectus and this SAI. Consult your broker-dealer for specific information about any processing or service fees you may be charged.

                   FURTHER INFORMATION ON PURCHASE OF SHARES

      Shares of the Fund are offered on a continuous basis at a price equal to their NAV plus an FESC at the time of purchase. The Fund is subject to a Rule 12b-1 asset-based distribution fee. Shares of the Fund that are offered subject to a sales charge are offered through (i) investment dealers that are members of FINRA and have entered into selected dealer agreements with the Distributor ("selected dealers"), (ii) depository institutions and other financial intermediaries, or their affiliates, that have entered into selected agent agreements with the Distributor ("selected agents") and (iii) the Distributor.

      Investors may purchase shares of the Fund either through financial intermediaries or directly through the Distributor. A transaction, service, administrative or other similar fee may be charged by your financial intermediary with respect to the purchase or sale of shares made through the financial intermediary. Such financial intermediary may also impose requirements with respect to the purchase or sale of shares that are different from, or in addition to, those imposed by the Fund, including the minimum initial and subsequent investment amounts. The Fund is not responsible for, and has no control over, the decision of any financial intermediary to impose such differing requirements.

      In order to open your account, the Fund or your financial intermediary is required to obtain certain information from you for identification purposes. This information may include name, date of birth, permanent residential address and social security/taxpayer identification number. It will not be possible to establish your account without this information. If the Fund or your financial intermediary is unable to verify the information provided, your account may be closed and other appropriate action may be taken as permitted by law. The public offering price of shares of the Fund is their NAV, plus the FESC. On each Fund business day on which a purchase or redemption order is received by the Fund and trading in the types of securities in which the Fund invests might materially affect the value of Fund shares, the NAV is computed as of the next close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time) by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any day on which the Exchange is open for trading.

      The Fund will accept unconditional orders for its shares to be executed at the public offering price equal to the NAV next determined plus the FESC. Orders received by the Fund or its agents prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the NAV computed as of the close of regular trading on the Exchange on that day plus the FESC. In the case of orders for purchase of shares placed through financial intermediaries, the applicable public offering price will be the NAV as so determined, but only if the financial intermediary receives the order prior to the close of regular trading on the Exchange. The financial intermediary is responsible for transmitting such orders by a prescribed time to the Fund. If the financial intermediary fails to do so, the investor will not receive that day's NAV. If the financial intermediary receives the order after the close of regular trading on the Exchange, the price received by the investor will be based on the NAV determined as of the close of regular trading on the Exchange on the next day it is open for trading.

      EXCHANGE OF SECURITIES FOR SHARES OF A FUND

      In certain circumstances, shares of the Fund may be purchased "in kind" (i.e., in exchange for securities, rather than cash). The securities tendered as part of an in-kind purchase must be included in the index tracked by the Fund. Such securities must also be liquid securities that are not restricted as to transfer and have a value that is readily ascertainable as evidenced by a listing on the American Stock Exchange, the Exchange, or Nasdaq. Securities accepted by the Fund will be valued, as set forth in the Fund's prospectus, as of the time of the next determination of NAV after such acceptance. Shares of the Fund are issued at the NAV determined as of the same time. All dividend, subscription, or other rights that are reflected in the market price of accepted securities at the time of valuation become the property of the Fund and must be delivered to the Fund by the investor upon receipt of the issuer. A gain or loss for federal income tax purposes would be realized by the investor upon the exchange, depending on the cost of the securities tendered.

      The Fund will not accept securities in exchange for its shares unless: (1) such securities are, at the time of the exchange, eligible to be held by the Fund; (2) the transaction will not cause the Fund's weightings to become imbalanced with respect to the weightings of the securities included in the Fund's target index; (3) the investor represents and agrees that all securities offered to the Fund are not subject to any restrictions upon their sale by the Fund under the Securities Act, or otherwise restricted; (4) such securities are traded in an unrelated transaction with a quoted sales price on the same day the exchange valuation is made; and (5) the quoted sales price used as a basis of valuation is representative (e.g., one that does not involve a trade of substantial size that artificially influences the price of the security).

      Investors interested in purchasing Fund shares in kind should contact the Fund at (877) 420-4440.

                                   TAX MATTERS

      The following is intended to be a general summary of certain U.S. federal income tax consequences of investing in the Fund. It is not intended to be a complete discussion of all such federal income tax consequences, nor does it purport to deal with all categories of investors. This discussion reflects applicable tax laws of the United States as of the date of this SAI, which tax laws may change or be subject to new interpretation by the courts or the IRS, possibly with retroactive effect. Investors are therefore advised to consult with their own tax advisers before making an investment in the Fund.

      It is a policy of the Fund to make distributions of substantially all of its net investment income and any net realized capital gains. Any capital gains realized during each fiscal year, as defined by the Code, are normally declared and payable to shareholders in December but, if necessary, may be distributed at other times as well. The Fund declares and makes annual distributions of income (if any). To the extent the Fund does not distribute (or is not deemed to distribute) all of its taxable income, the Fund will have to pay a corporate federal income tax on such income, after deducting the amount of any deductible dividend distributions. In addition, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% federal excise tax at the Fund level.

      The Fund intends to qualify as a regulated investment company by satisfying certain requirements prescribed by Subchapter M of the Internal Revenue Code. If the Fund failed to qualify as a regulated investment company in any taxable year, the Fund would be subject to tax on its taxable income at corporate rates. In addition, all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would generally be taxable to shareholders as ordinary income but may, at least in part, qualify for the dividends received deduction applicable to corporations or the reduced rate of taxation applicable to noncorporate holders for "qualified dividend income." In addition, the Fund could be required to recognize unrealized gains, pay taxes and interest, and make distributions before requalifying as a regulated investment company that is accorded special tax treatment.

      All income dividends and capital gains distributions, if any, on the Fund's shares are reinvested automatically in additional shares of the same class of shares of the Fund at the NAV determined on the first business day following the record date.

      Some foreign securities purchased by the Fund may be subject to foreign taxes which could reduce the yield on such securities. If the amount of foreign taxes is significant in a particular year, and the Fund qualifies under Section 853 of the Code, it may elect to pass through such taxes to shareholders. If such election is not made by the Fund, any foreign taxes paid or accrued will represent an expense to the Fund which will reduce its investment company taxable income.

      Certain of the Fund's transactions involving derivatives and other similar transactions, if any, may be subject to special provisions of the Code that, among other things, may affect the character, amount and timing of distributions to shareholders.

      In general, you will recognize a gain or loss on the sale or redemption of shares of the Fund in an amount equal to the difference between the proceeds of the sale or redemption and your adjusted tax basis in the Fund shares. All or a portion of any loss so recognized may be disallowed if you purchase (for example, by reinvesting dividends) other shares of the Fund within 30 days before or after the sale or redemption (a so called "wash sale"). If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired. In general, any gain or loss arising from the sale or redemption of shares of the Fund will be capital gain or loss and will be long-term capital gain or loss if the shares were held for longer than one year. Any capital loss arising from the sale or redemption of shares held for six months or less, however, is treated as a long-term capital loss to the extent of the amount of distributions of net capital gain received on such shares. In determining the holding period of such shares for this purpose, any period during which your risk of loss is offset by means of options, short sales or similar transactions is not counted.

                               GENERAL INFORMATION

      The proceeds from distributions will be reinvested in additional shares at NAV.

      Interest or income, if any, earned on redemption checks sent to you during the time the checks remain uncashed will be retained by the Fund. The Fund will not be liable for any loss caused by your failure to cash such checks. The Fund is not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

      In most cases, if mail is returned as undeliverable the Fund is required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

      Sending redemption proceeds by wire or electronic funds transfer ("ACH") is a special service that we make available whenever possible. By offering this service to you, the Fund is not bound to meet any redemption request in less than the seven-day period prescribed by law. The Fund shall not be liable to you or any other person if, for any reason, a redemption request by wire or ACH is not processed as described in the prospectus.

      Certain shareholder servicing agents may be authorized to accept your transaction request. For institutional and bank trust accounts, there may be additional methods of buying or selling Fund shares than those described in this SAI or in the prospectus. Institutional and bank trust accounts include accounts opened by or in the name of a person (includes a legal entity or an individual) that has signed an account application accepted by the Fund or entered into a selling agreement and/or servicing agreement with the Adviser or the Fund. For example, the Fund permits the owner of an institutional account to make a same day wire purchase if a good order purchase request is received (a) before the close of the Exchange or (b) through the National Securities Clearing Corporation's automated system for processing purchase orders (Fund/SERV), even though funds are delivered by wire after the close of the Exchange. If funds to be wired are not received as scheduled, the purchase order may be cancelled or reversed and the institutional account owner could be liable for any losses or fees the Fund or the Adviser may incur.

      All checks, drafts, wires and other payment mediums used to buy or sell shares of the Fund must be denominated in U.S. dollars. The Fund will reject any order to buy or sell shares denominated in any other currency.

      In the event of disputes involving conflicting claims of ownership or authority to control your shares, the Fund has the right (but has no obligation) to: (i) restrict the shares and require the written agreement of all persons deemed by the Fund to have a potential interest in the shares before executing instructions regarding the shares; or (ii) interplead disputed shares or the proceeds from the court-ordered sale thereof with a court of competent jurisdiction.

      Should the Fund be required to defend against joint or multiple shareholders in any action relating to an ownership dispute, you expressly grant the Fund the right to obtain reimbursement for costs and expenses including, but not limited to, attorneys' fees and court costs, by unilaterally redeeming shares from your account.

      The Fund may be required (i) pursuant to a validly issued levy, to turn your shares over to a levying officer who may, in turn, sell your shares at a public sale; or (ii) pursuant to a final order of forfeiture to sell your shares and remit the proceeds to the U.S. or state government as directed.

      The Fund will issue new shares at the Fund's most current NAV. The Fund is authorized to issue an unlimited number of shares of beneficial interest. The Fund has registered an indefinite number of shares under Rule 24f-2 of the 1940 Act. Each share has one vote and is freely transferable; shares represent equal proportionate interests in the assets of the Fund only and have identical voting, dividend, redemption, liquidation and other rights. The shares, when issued and paid for in accordance with the terms of the prospectus, are deemed to be fully paid and non-assessable. Shares have no preemptive, cumulative voting, subscription or conversion rights. Shares can be issued as full shares or as fractions of shares. A fraction of a share has the same kind of rights and privileges as a full share on a pro-rata basis. The Fund does not issue share certificates. This eliminates the costly problem of replacing lost, stolen or destroyed certificates.

                                 NET ASSET VALUE

      The NAV of the Fund normally will be determined as of the close of regular trading (4:00 P.M. Eastern Time) on each day the Exchange is open for trading. The Exchange is open for trading Monday through Friday, except New Year's Day, Dr. Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Additionally, if any of the aforementioned holidays falls on a Saturday, the Exchange will not be open for trading on the preceding Friday, and when any such holiday falls on a Sunday, the Exchange will not be open for trading on the succeeding Monday, unless unusual business conditions exist, such as the ending of a monthly or the yearly accounting period.

      The Fund's NAV is equal to the quotient obtained by dividing the value of its net assets (its assets less its liabilities) by the number of shares outstanding.

      In determining the NAV of the Fund's shares, common stocks that are listed on national securities exchanges are valued at the last sale price on the securities exchange on which such securities are primarily traded or at last sale price on the national securities market. Securities that are traded on the Nasdaq National Market or the Nasdaq Smallcap Market (collectively, "Nasdaq-traded securities") are valued at the Nasdaq Official Closing Price ("NOCP"). Exchange-traded securities for which there were no transactions and Nasdaq-traded securities for which there is no NOCP are valued at the current bid and asked prices on such exchanges. Unlisted securities held by a Fund that are not included in the NASDAQ Stock Market are valued at the average of the quoted bid and asked prices in the OTC market.

      Securities and other assets for which market quotations are not readily available are valued by appraisal at their fair value as determined in good faith by the Adviser under procedures established by and under the general supervision and responsibility of the Board. Short-term investments which mature in less than 60 days are valued at amortized cost (unless the Board determines that this method does not represent fair value), if their original maturity was 60 days or less, or by amortizing the value as of the 61st day prior to maturity, if their original term to maturity exceeded 60 days. Other types of securities that the Fund may hold for which fair value pricing might be required include, but are not limited to: (a) illiquid securities, including "restricted" securities and private placements for which there is no public market; (b) options not traded on a securities exchange; (c) securities of an issuer that has entered into a restructuring; and (d) securities whose trading has been halted or suspended. Further, if events occur that materially affect the value of a security between the time trading ends on that particular security and the close of the normal trading session of the Exchange, a Fund may value the security at its fair value. Valuing securities at fair value involves greater reliance on judgment than securities that have readily available market quotations. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Fund determines its NAV per share.

      The Fund prices foreign securities in terms of U.S. dollars at the official exchange rate. Alternatively, it may price these securities at the average of the current bid and asked price of such currencies against the dollar last quoted by a major bank that is a regular participant in the foreign exchange market, or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If the Fund does not have either of these alternatives available to it or the alternatives do not provide a suitable method for converting a foreign currency into US dollars, the Board in good faith will establish a conversion rate for such currency.

      Foreign securities trading may not take place on all days when the Exchange is open, or may take place on Saturdays and other days when the Exchange is not open and the Fund's NAV is not calculated. When determining NAV, the Fund values foreign securities primarily listed and/or traded in foreign markets at their market value as of the close of the last primary market where the securities traded. Securities trading in European countries and Pacific Rim countries is normally completed well before 4:00 P.M. Eastern Time. It is currently the policy of the Fund that events affecting the valuation of the Fund's securities occurring between the time its NAV is determined and the close of the Exchange, if material, may be reflected in such NAV.

      Generally, U.S. government securities and other fixed income securities complete trading at various times prior to the close of the Exchange. For purposes of computing NAV, the Fund uses the market value of such securities as of the time their trading day ends. Occasionally, events affecting the value of such securities may occur between such times and the close of the Exchange, which events would not be reflected in the computation of the Fund's NAV. It is currently the policy of the Fund that events affecting the valuation of the Fund's securities between such times and the close of the Exchange, if material, may be reflected in such NAV.

      The Fund reserves the right to suspend or postpone redemptions during any period when: (a) trading on the Exchange is restricted, as determined by the SEC, or the Exchange is closed for other than customary weekend and holiday closings; (b) the SEC has granted an order to the Fund permitting such suspension; or (c) an emergency, as determined by the SEC, exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

                             REGISTRATION STATEMENT

      The Fund has filed with the SEC, Washington, D.C., a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities to which this SAI relates. If further information is desired with respect to the Fund or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

                              FINANCIAL STATEMENTS


      The Fund's audited financial statements contained in its 2007 annual report to shareholders are incorporated by reference into this SAI. The financial statements have been audited by PricewaterhouseCoopers LLP, independent registered public accounting firm, 225 South Sixth Street, Suite 1400, Minneapolis, Minnesota 55402. You may request a copy of the annual report at no change by calling (877) 420-4440 or by writing the Trust at UMB Fund Services, Inc., 803 West Michigan Street, Milwaukee, Wisconsin 53233.

                            PART C: OTHER INFORMATION

ITEM 23. EXHIBITS

(a)(1)  Certificate of Trust dated September 22, 2006.*

(a)(2)  Agreement and Declaration of Trust dated September 22, 2006.*

(b)     By-Laws.*

(c)     None.

(d)(1) Investment Advisory Agreement between Stewart Capital Mutual Funds and Stewart Capital Advisors, LLC**

(d)(2) Expense Limitation Agreement between Stewart Capital Mutual Funds and Stewart Capital Advisors, LLC**

(e)(1) Distribution Agreement between Stewart Capital Mutual Funds and Grand Distribution Services, LLC**

(e)(2)  Form of Dealer Sales Agreement.*

(f)     None.

(g)     Custody Agreement between Stewart Capital Mutual Funds and UMB Bank,
        N.A**

(h)(1) Administration and Fund Accounting Agreement between Stewart Capital Mutual Funds and UMB Fund Services, Inc.**

(h)(2) Transfer Agency Agreement between Stewart Capital Mutual Funds and UMB Fund Services, Inc.**

(h)(3) Co-Administration Agreement between Stewart Capital Mutual Funds and Allison-Williams Company**

(h)(4) Inbound Call Management and Fulfillment Services Agreement with UMB Distribution Services, LLC**

(i)     Legal Opinion**


(j)     Consent of Independent Registered Public Accounting Firm


(k)     Not Applicable.

(l)     Initial Capital Agreement**

(m)     Distribution and Service Plan adopted November 21, 2006.*

(n)     Not Applicable

(o)     Reserved.

(p)(1)  Code of Ethics of Stewart Capital Mutual Funds.*

(p)(2)  Code of Ethics of Adviser.*

(p)(3)  Code of Ethics of Distributor.*

(q)     Power of Attorney dated November 21, 2006**

-----------------
* Incorporated by reference to the Registrant's Registration Statement on Form N-1A (File Nos. 333-137670 and 811-21955), filed with the Securities and Exchange Commission on September 29, 2006.

** Incorporated by reference to the
Registrant's Registration Statement on Form N-1A (File Nos. 333-137670 and 811-21955), filed with the Securities and Exchange Commission on December 11, 2006.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND

None.

ITEM 25. INDEMNIFICATION

      The Trust will indemnify, to the fullest extent permitted under applicable law, any Trustee or officer of the Trust who was or is a party or is threatened to be made a party to any proceeding by reason of the fact that such person is or was a Trustee or officer of the Trust, against Expenses (as defined in the Agreement and Declaration of Trust), judgments, fines, settlements and other amounts actually and reasonably incurred in connection with such proceeding if such person acted in good faith or in the case of a criminal proceeding, had no reasonable cause to believe the conduct of such person was unlawful. The termination of any proceeding by judgment, order or settlement shall not of itself create a presumption that such person did not act in good faith or that such person had reasonable cause to believe that such person's conduct was unlawful. There shall be no right to indemnification for any liability arising by reason of Disqualifying Conduct (as defined in the Agreement and Declaration of Trust) of the Trustee or officer of the Trust.

ITEM 26 BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER

      See "Management of the Fund" in Part B. Information as to the directors and officers of the Advisor is included in its Form ADV filed with the SEC and is incorporated herein by reference thereto.

ITEM 27. PRINCIPAL UNDERWRITER.

(a) Grand Distribution Services, LLC, the Registrant's principal underwriter, acts as principal underwriter for the following investment companies: The Marshall Funds, Inc. and the Investment Managers Series Trust.

(b) To the best of Registrant's knowledge, the directors and executive officers of Grand Distribution Services, LLC are as follows:

 NAME AND PRINCIPAL BUSINESS    POSITION AND OFFICES WITH GRAND    POSITIONS AND OFFICES WITH
          ADDRESS                 DISTRIBUTION SERVICES, LLC              REGISTRANT
----------------------------    -------------------------------    --------------------------
Peter J. Hammond                President                          None

Christine Mortensen             Treasurer                          None

Constance Dye Shannon           Secretary                          None

The address of each of the foregoing is 803 West Michigan Street, Milwaukee, WI 53233.

(c)   Not applicable.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS.

      The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained in the following locations:

Records Relating to:                                      Are located at:
-----------------------------------------------------     --------------------------------
Registrant's Fund Co-Administrator, Transfer Agent and    UMB Fund Services, Inc.
Fund Accountant                                           803 West Michigan Street
                                                          Milwaukee WI 53233

Registrant's Co-Administrator                             Allison-Williams Company
                                                          Suite 3850
                                                          90 South Seventh Street
                                                          Minneapolis MN 55402-4109

Registrant's Investment Adviser                           Stewart Capital Advisors, LLC
                                                          43 South 9th Street
                                                          Indiana PA 15701

Registrant's Custodian                                    UMB Bank, n.a.
                                                          928 Grand Boulevard, 5th Floor
                                                          Kansas City MO 64106

Registrant's Distributor                                  Grand Distribution Services, LLC
                                                          803 Michigan Street
                                                          Milwaukee WI 53233

ITEM 29. MANAGEMENT SERVICES

None.

ITEM 30. UNDERTAKINGS

None.

                                   SIGNATURES


      Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of Indiana and the State of Pennsylvania on the 30th day of April, 2008.


                          STEWART CAPITAL MUTUAL FUNDS

By  /s/ Malcolm E. Polley
    ------------------------
    Malcolm E. Polley
    President


Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on the 30th day of April 2008.



Signature                         Title
-----------                       ---------
/s/ Malcolm E. Polley             President and Trustee
----------------------
Malcolm E. Polley

/s/ Timothy P. McKee              Treasurer (principal financial/accounting officer) and Secretary
--------------------
Timothy P. McKee

/s/ Jeffrey A. Betchwars          Assistant Secretary
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Jeffrey A. Betchwars

       *
------------------------          Trustee
Debbie Shuster

       *
------------------------          Trustee
Brian A. Maxwell

       *
------------------------          Trustee
Gayland B. Cook


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* Malcolm E. Polley, by signing his name hereto, does hereby sign this document on behalf of each of the above-named Trustees of Stewart Capital Mutual Funds pursuant to the powers of attorney duly executed by such persons.

By /s/ Malcolm E. Polley
   ----------------------
   Malcolm E. Polley                       Attorney-in-Fact